           As filed with the Securities and Exchange Commission on April 2, 2013

                                            1933 Act Registration No. 333-141769

                                             1940 Act Registration No. 811-09257

                                                              CIK No. 0001081039
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 11

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 39

     LLANY Separate Account S for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                          Lincoln Corporate Variable 5
                        Lincoln Corporate Commitment VUL

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2012 was filed March 22, 2013.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2013 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 29, 2012.

         SUPPLEMENT DATED MAY 1, 2013 TO PROSPECTUSES DATED MAY 1, 2013

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC
                                      VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE
           INSURANCE PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

              ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

     - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP VALUE FUND: Long-term capital appreciation.
        (Subadvised by AJO, LP)
        (formerly M Business Opportunity Value Fund)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
        (Subadvised by DSM Capital Partners, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                                PROSPECTUS 1

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the "Insured Employee"), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios, Inc.

                  o American Century Variable Portfolios II, Inc.

                  o American Funds Insurance Series (Reg. TM)


                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust

                  o Janus Aspen Series


                  o JPMorgan Insurance Trust


                  o Lincoln Variable Insurance Products Trust


                  o MFS (Reg. TM) Variable Insurance TrustSM


                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2013

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        18
    Voting Rights...............................        18
POLICY CHARGES AND FEES.........................        18
    Premium Load; Net Premium Payment...........        19
    Surrender Charges...........................        20
    Partial Surrender Fee.......................        20
    Transfer Fee................................        20
    Mortality and Expense Risk Charge...........        20
    Cost of Insurance Charge....................        20
    Administrative Fee..........................        21
    Policy Loan Interest........................        21
    Rider Charges...............................        21
    Case Exceptions.............................        21
YOUR INSURANCE POLICY...........................        22
    Application.................................        23
    Owner.......................................        23
    Right to Examine Period.....................        24
    Initial Specified Amount....................        24
    Transfers...................................        24
    Market Timing...............................        25
    Dollar Cost Averaging.......................        26
    Automatic Rebalancing.......................        27
    Riders......................................        27


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        32
    Paid-Up Nonforfeiture Option................        33
    Coverage Beyond Maturity....................        33
    Termination of Coverage.....................        33
    State Regulation............................        33
PREMIUMS........................................        34
    Allocation of Net Premium Payments..........        34
    Planned Premiums; Additional Premiums.......        34
    Life Insurance Qualification................        34
    Policy Values...............................        35
DEATH BENEFITS..................................        36
    Death Benefit Options.......................        36
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        37
    Death Benefit Proceeds......................        38
POLICY SURRENDERS...............................        38
    Partial Surrender...........................        38
POLICY LOANS....................................        39
POLICY LAPSE....................................        39
    Reinstatement of a Lapsed Policy............        40
TAX ISSUES......................................        40
    Taxation of Life Insurance Contracts in
      General...................................        40
    Policies That Are MECs......................        41
    Policies That Are Not MECs..................        42
    Other Considerations........................        42
    Fair Market Value of Your Policy............        43
    Tax Status of Lincoln Life..................        43
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        44
LEGAL PROCEEDINGS...............................        44
FINANCIAL STATEMENTS............................        44
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        45

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                       Table I: Transaction Fees
                                    When Charge                                Amount
         Charge                     is Deducted                               Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums
 Premium Tax                 When you pay a Premium.        A maximum of 5.0% of each Premium Payment.

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Insured Employee
                                  Coverage Duration.

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.38 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.06 per $1,000 of
  Employee                                         Specified Amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the Policy Anniversary.



             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.38 per $1,000 of Net Amount at Risk.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.91% 1         0.25%
 (12b-1) fees, and other expenses.



  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.74%. These waivers and reductions generally extend through April 30, 2014 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account S for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on March 2, 1999. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the Policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


     o Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
       (formerly Invesco Van Kampen V.I. Growth and Income Fund)


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

        o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital

     o AllianceBernstein VPS Growth and Income Portfolio (Class A):
  Long-term growth of capital.

       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.


     o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.

     o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios, Inc., advised by American Century
  Investment Management, Inc.

     o Income and Growth Fund (Class I): Capital growth; income is a secondary consideration.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o International Fund (Class I): Capital growth.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


American Century Variable Portfolios II, Inc., advised by American Century
  Investment Management, Inc.

     o Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
  Management Company.

     o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Global Growth Fund (Class 2): Long-term growth of capital.

     o Global Small Capitalization Fund (Class 2): Long-term capital growth.

     o Growth Fund (Class 2): Capital growth.


     o Growth-Income Fund (Class 2): Long-term growth of capital and income.


     o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.


     o International Fund (Class 2): Long-term growth of capital.


     o U.S. Government/AAA Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


        o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.


        o Emerging Markets Series (Standard Class): Long-term capital appreciation.


     o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.


     o DWS Equity 500 Index VIP (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg.
       TM) Index"), which emphasizes stocks of large US companies.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o DWS Small Cap Index VIP (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.

       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.


     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Asset Manager Portfolio (Service Class): High total return.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.


     o Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Growth Portfolio (Service Class): To achieve capital appreciation.

     o Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital. This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Franklin U.S. Government Fund, and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.

     o Franklin Rising Dividends Securities Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.


        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.

     o Templeton Global Bond Securities Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.


     o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
  Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC.


     o Flexible Bond Portfolio (Service Shares): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.

     o JPMorgan JPMIT Core Bond Portfolio (Class1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

     o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


     o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

     o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities. (Subadvised by BlackRock Investment Management LLC)
       (formerly LVIP Wells Fargo Intrinsic Value Fund)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
       (Subadvised by CBRE CLARION SECURITIES LLC)
       (formerly LVIP Cohen & Steers Global Real Estate Fund)

     o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)
       (formerly LVIP Turner Mid-Cap Growth Fund)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

     o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.
       (formerly LVIP Dimensional Non-U.S. Equity Fund)

     o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.
       (formerly LVIP Dimensional U.S. Equity Fund)

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital.


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


     o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP J.P. Morgan High Yield Fund)

     o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP Columbia Value Opportunities Fund)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)
       (formerly LVIP SSgA Global Tactical Allocation Fund)

     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

       (Subadvised by SSgA Funds Management, Inc.)


     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.

       (Subadvised by T. Rowe Price Associates, Inc.)


     o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)
       (formerly LVIP Templeton Growth Fund)

     o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Subadvised by UBS Global Asset Management (Americas) Inc.)
       (formerly LVIP Janus Capital Appreciation Fund)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Long-term capital appreciation.

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company


        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC


     o Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. (formerly Regency Portfolio)

       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


     o Mid-Cap Growth Portfolio (I Class): Growth of capital.
       This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
       (Administrative Class): Maximum real return.


     o PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.


     o T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.


  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.


Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on "Insured Employee Coverage Duration", which is each twelve-month period, beginning on the date of issue of initial coverage on any Insured Employee.

The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the "Monthly Anniversary Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.


Sales Charge.  The current sales charge ranges are:



                          Portion of Premium        Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium            Target Premium
-------------------      --------------------      -------------------
         1                      3.5%                      0.5%
         2                      3.0%                      0.5%
         3                      2.0%                      0.5%
        4-7                     1.0%                      0.5%
         8+                     0.5%                      0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.



Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.40%
       11-20                  0.10%-0.20%
    21 and after                 0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.



Case Exceptions

We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.

Right to Examine Period

You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.




Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.


Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln's consent. There is no cost for this rider.

This rider provides two additional benefits:

(a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit:

Under this rider, the Full Surrender Value of the Policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the Surrender Value benefit.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the target enhancement amount; and

(b) is the maximum enhancement amount.

Target Enhancement Amount. On any Monthly Deduction Day, the Target Enhancement Amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.

Target Surrender Value. On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the Target Surrender Value on the immediately preceding Monthly Deduction day.

(2) is all Premiums received since the immediately preceding Monthly Deduction day.

(3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

(4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the Target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.

Target Yield. The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:



  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.

Maximum Enhancement Amount. The Maximum Enhancement Amount is equal to the cumulative Surrender Value premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.

Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and

(b) Is the target premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy.

During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:



  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:



  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the policy.

There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%

  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration         Reduction Rate
-------------------      -----------------      -------------------      -----------------
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the Monthly Deduction as described in the policy, the Monthly Deduction for a policy month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this Policy; or

(3) the date this Policy ends; or

(4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Insured Employee Coverage Duration, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.

Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.


At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.




Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.

PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the Insured Employee reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.


Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.




Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount, which includes the total account value as of the        Generally provides a level death
              date of the Insured Employee's death.                                     benefit
    2         Sum of the Specified Amount plus the total account value as of the        May increase or decrease over
              date of the Insured Employee's death.                                     time, depending on the amount
                                                                                        of Premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the Policy Specifications pages), less withdrawals as of the date of the Insured Employee's death.


If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.


Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.


Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.


The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.


POLICY LAPSE
If at any time the total account value less the loan balance is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.

The total account value less the loan balance may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan balance of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



Reinstatement of a Lapsed Policy

There is no reinstatement provision for this Policy.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a Policy Lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.


Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.


You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

                                   SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2013
                 Relating to Prospectus Dated May 1, 2013 for



                     Lincoln Corporate Variable 5 product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                  Registrant



             Lincoln Life & Annuity Company of New York, Depositor




The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.


A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             4
    Transfer Agent..........................             4
    Administrative Services.................             4


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION..........................             5
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             5
    Settlement Options......................             5
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             6
    Suicide.................................             6
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $286,031 in 2012, $109,639 in 2011 and $515,668 in 2010 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings


We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/ investor.

About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the policy or any member of the public regarding the advisability of investing in securities generally or in the policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the policy. S&P has no obligation to take the needs of the Licensee or the Owners of the policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the policy or the timing of the issuance or sale of the policy or in the determination or calculation of the equation by which the policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate Account S for Flexible Premium Variable Life Insurance as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.

POLICY INFORMATION


Assignment

While the Insured Employee is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.




Change of Ownership


As long as the Insured Employee is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.




Beneficiary


The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any Beneficiary dies before the Insured Employee, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured Employee, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Change of Plan


Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the Insured Employee as the original Policy.




Settlement Options


All or part of the proceeds of this Policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.


The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.


Refer to your Policy for detailed information on each of the annuity payment options.


You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from date of issue or increase.




Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide


If the Insured Employee dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



PERFORMANCE DATA

Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.


Data reflects:

o an annual reduction for fund management fees and expenses, but


o no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.


These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:


(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company follow.

         SUPPLEMENT DATED MAY 1, 2013 TO PROSPECTUSES DATED MAY 1, 2013

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
    PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC
                                      VUL

          LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
                  PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE
           INSURANCE PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

              ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

     - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Northern Cross, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP VALUE FUND: Long-term capital appreciation.
        (Subadvised by AJO, LP)
        (formerly M Business Opportunity Value Fund)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

     -  M LARGE CAP GROWTH FUND: Long-term capital appreciation.
        (Subadvised by DSM Capital Partners, LLC)
        THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                            PROSPECTUS 2

LLANY Separate Account S for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln
Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest (the "Insured Employee"), and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered.


     The Policy described in this prospectus is available only in New York.


     You, the Owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios II, Inc.


                  o American Funds Insurance Series (Reg. TM)

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Goldman Sachs Variable Insurance Trust


                  o JPMorgan Insurance Trust


                  o Lincoln Variable Insurance Products Trust


                  o MFS (Reg. TM) Variable Insurance TrustSM


                  o PIMCO Variable Insurance Trust

                  o T. Rowe Price Equity Series, Inc.


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2013

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        17
    Voting Rights...............................        17
POLICY CHARGES AND FEES.........................        18
    Premium Load; Net Premium Payment...........        18
    Surrender Charges...........................        19
    Partial Surrender Fee.......................        19
    Transfer Fee................................        19
    Mortality and Expense Risk Charge...........        19
    Cost of Insurance Charge....................        20
    Administrative Fee..........................        20
    Policy Loan Interest........................        20
    Rider Charges...............................        20
    Case Exceptions.............................        21
YOUR INSURANCE POLICY...........................        21
    Application.................................        22
    Owner.......................................        22
    Right to Examine Period.....................        23
    Initial Specified Amount....................        23
    Transfers...................................        23
    Market Timing...............................        24
    Dollar Cost Averaging.......................        26
    Automatic Rebalancing.......................        26
    Riders......................................        26


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        32
    Paid-Up Nonforfeiture Option................        32
    Coverage Beyond Maturity....................        32
    Termination of Coverage.....................        33
    State Regulation............................        33
PREMIUMS........................................        33
    Allocation of Net Premium Payments..........        33
    Planned Premiums; Additional Premiums.......        33
    Life Insurance Qualification................        34
    Policy Values...............................        34
DEATH BENEFITS..................................        35
    Death Benefit Options.......................        35
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        36
    Death Benefit Proceeds......................        37
POLICY SURRENDERS...............................        37
    Partial Surrender...........................        37
POLICY LOANS....................................        38
POLICY LAPSE....................................        39
    Reinstatement of a Lapsed Policy............        39
TAX ISSUES......................................        39
    Taxation of Life Insurance Contracts in
      General...................................        39
    Policies That Are MECs......................        40
    Policies That Are Not MECs..................        41
    Other Considerations........................        41
    Fair Market Value of Your Policy............        42
    Tax Status of Lincoln Life..................        43
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        43
LEGAL PROCEEDINGS...............................        43
FINANCIAL STATEMENTS............................        43
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        44

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.

Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and Accumulation Values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient Premiums must be paid to keep a policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered or withdrawn will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.

Consequences of Surrender. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer Accumulation Values between Sub-Accounts.



                                       Table I: Transaction Fees
                                    When Charge                                Amount
         Charge                     is Deducted                               Deducted
 Maximum sales charge        When you pay a Premium.        5.0% of each Premium Payment.
 imposed on Premiums
 Premium Tax                 When you pay a Premium.        A maximum of 5.0% of each Premium Payment.

                                                Table I: Transaction Fees
                                             When Charge                                       Amount
           Charge                            is Deducted                                      Deducted
 Deferred Acquisition Cost        When you pay a Premium.                1.0% of each Premium Payment.
 (DAC) Tax
 Surrender Charge                 Upon Full Surrender of your            There is no charge for surrendering your Policy.
                                  Policy.
 Partial Surrender Fee            When you take a Partial                There is no charge for a Partial Surrender.
                                  Surrender of your Policy.
 Fund Transfer Fee                Applied to any transfer request        Guaranteed not to exceed $25.
                                  in excess of 24 made during
                                  any Insured Employee
                                  Coverage Duration.

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.22 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   Specified Amount to a minimum of $0.00 per
                                                   $1,000 of Specified Amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative Insured                           additional monthly charge is $0.17 per $1,000 of
  Employee                                         Specified Amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the Policy Anniversary.



             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
  Employee                                         rate is $0.22 per $1,000 of Net Amount at Risk.
  Enhanced Surrender            N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit            N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured             N/A                There is no charge for this rider.
  Rider



  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your Policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.91% 1         0.25%
 (12b-1) fees, and other expenses.



  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.74%. These waivers and reductions generally extend through April 30, 2014 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our Owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

LLANY Separate Account S for Flexible Premium Variable Life Insurance (Separate Account) is a Separate Account of the Company which was established on March 2, 1999. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.


Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a Specified Amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the

Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the fund advisors or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the Policy. Additionally, a fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Goldman Sachs Variable Insurance Trust, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses.


Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.




Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


     o Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
       (formerly Invesco Van Kampen V.I. Growth and Income Fund)


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

        o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

     o AllianceBernstein VPS Growth and Income Portfolio (Class A):
  Long-term growth of capital.

       This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.


     o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing cases as of May 1, 2012. Consult your financial advisor.

     o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
  Investment Management, Inc.

     o Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.

       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
  Management Company.

     o Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Global Growth Fund (Class 2): Long-term growth of capital.


     o Global Small Capitalization Fund (Class 2): Long-term capital growth.

     o Growth Fund (Class 2): Capital growth.


     o Growth-Income Fund (Class 2): Long-term growth of capital and income.


     o High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary consideration.

     o International Fund (Class 2): Long-term growth of capital.


     o U.S. Government/AAA Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


     o BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


     o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.


        o Emerging Markets Series (Standard Class): Long-term capital appreciation.


     o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.

       This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


     o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

     o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

     o Small Cap Value Series (Standard Class): Capital appreciation.

     o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.


        o U. S. Growth Series (Standard Class): Long-term capital appreciation.


     o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


     o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

     o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.


     o Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Growth Portfolio (Service Class): To achieve capital appreciation.

     o Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital. This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Mid Cap Portfolio (Service Class): Long-term growth of capital.

     o Overseas Portfolio (Service Class): Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


     o Franklin Income Securities Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.

     o Franklin Rising Dividends Securities Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.

     o Franklin Small Cap Value Securities Fund (Class 2): Long-term total return.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.


     o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

     o Franklin U.S. Government Fund (Class 1): Income.


        o Mutual Shares Securities Fund (Class 1): Capital appreciation; income is a secondary consideration.

     o Templeton Global Bond Securities Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.



Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset
       Management, L.P.

     o Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.



JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.

     o JPMorgan JPMIT Core Bond Portfolio (Class1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
  Advisors Corporation.

     o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)


     o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (formerly LVIP BlackRock Emerging Markets Index RPM Fund)

     o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities. (Subadvised by BlackRock Investment Management LLC)
       (formerly LVIP Wells Fargo Intrinsic Value Fund)

     o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.

       (Subadvised by BlackRock Financial Management, Inc.)

     o LVIP Capital Growth Fund (Standard Class): Capital growth.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
       (Subadvised by CBRE CLARION SECURITIES LLC)
       (formerly LVIP Cohen & Steers Global Real Estate Fund)

     o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)
       (formerly LVIP Turner Mid-Cap Growth Fund)

     o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.

       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.


     o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.

       (Subadvised by Delaware Management Company)*


     o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

     o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.
       (formerly LVIP Dimensional Non-U.S. Equity Fund)

     o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.
       (formerly LVIP Dimensional U.S. Equity Fund)

     o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.


     o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.

       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

     o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP J.P. Morgan High Yield Fund)

     o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by J.P. Morgan Investment Management Inc.)
       (formerly LVIP Columbia Value Opportunities Fund)


     o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

     o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

     o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)


     o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

     o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).

       (Subadvised by Delaware Management Company)


     o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

     o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       (Subadvised by SSgA Funds Management, Inc.)
       (formerly LVIP SSgA Global Tactical Allocation Fund)

     o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

     o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.

       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

     o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

     o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
       To maximize capital appreciation.

       (Subadvised by T. Rowe Price Associates, Inc.)


     o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.
       (Subadvised by Templeton Investment Counsel, LLC)
       (formerly LVIP Templeton Growth Fund)

     o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital. (Subadvised by UBS Global Asset Management (Americas) Inc.)
       (formerly LVIP Janus Capital Appreciation Fund)

     o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

     o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Long-term capital appreciation.

     o LVIP Protected Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile 2050 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.

     o LVIP Protected Profile Conservative Profile Fund (Standard Class)(2):
       High current income and growth of capital.

     o LVIP Protected Profile Growth Fund (Standard Class)(2): Balance between high current income and growth of capital.

     o LVIP Protected Profile Moderate Fund (Standard Class)(2): Balance between high current income and growth of capital.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company


        o Growth Series (Initial Class): Capital appreciation.

     o Total Return Series (Initial Class): Total return.

     o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

     o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
       (Administrative Class): Maximum real return.


     o PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
       This fund will be available on or about May 6, 2013. Consult your financial advisor.



T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.


     o T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.


Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of a fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges. Certain charges vary based on "Insured Employee Coverage Duration", which is each twelve-month period, beginning on the date of issue of initial coverage on any Insured Employee.


The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

o the initial policy Premium, and the total Premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the "Monthly Anniversary Day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment


We deduct a portion from each Premium Payment. This amount, referred to as "Premium Load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment." Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The target Premium is shown in the policy specifications.


Sales Charge.  The current sales charge ranges are:

                          Portion of Premium       Portion of Premium
  Insured Employee            Paid up to            Paid greater than
 Coverage Duration          Target Premium           Target Premium
-------------------      -------------------      --------------------
         1                      3.5%                     1.0%
         2                      3.0%                     1.0%
        3-4                     2.0%                     1.0%
        5-7                     1.5%                     1.0%
         8+                     1.0%                     1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total Premium paid in any Insured Employee Coverage Duration.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each Premium Payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.



Surrender Charges

There are no Surrender Charges for your Policy.



Partial Surrender Fee

There is no Surrender Charge or Administrative Fee imposed on Partial
Surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured Employee may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



  Insured Employee        Annualized Mortality
 Coverage Duration        Expense Risk Charge
-------------------      ---------------------
        1-10                  0.10%-0.30%
       11-20                  0.10%-0.15%
    21 and after                 0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.

Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the Insured Employee. Please note that it will generally increase each Policy Year as the Insured Employee ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Insured Employee Coverage Durations. The Company may change this fee after the first Insured Employee Coverage Duration based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured Employee's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.

We will notify you of the current Policy Loan interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age 100. There are monthly Cost of Insurance Charges for this rider, based on the

Policy duration, and the age and underwriting category of the Insured Employee. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.



Case Exceptions

We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total Premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners.


YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured Employee. The Policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from Owners and securities regulators, we may:


o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured Employee and Owner; date of issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.

Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured Employee will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured Employee and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured Employee. Based on our review of medical information about the proposed Insured Employee, if required, we may decline to provide insurance, or we may place the proposed Insured Employee in a special underwriting category. The monthly Cost of Insurance Charge deducted from the Policy value after issue varies depending on the Insured Employee's age, underwriting category, the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured Employee is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured Employee.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:


1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as the Insured Employee is living and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right to Examine Period

You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per Insured Employee Coverage Duration.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or fund shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.

You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from an Owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some Underlying Funds also may impose redemption fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your Policy is surrendered.



Automatic Rebalancing

You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders


We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.


Change of Insured Rider. With this rider, you may name a new Insured Employee in place of the current Insured Employee. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured Employee may differ from charges applicable to the current Insured Employee. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The Policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured Employee, which is annually renewable to attained age
100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the Monthly Deductions, and is based on the Insured Employee's premium class, issue age and the number of Insured Employee Coverage Durations elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.

The rider's death benefit is included in the total death benefit paid under the Policy.

Enhanced Surrender Value Rider. The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the Policy only with Lincoln's consent. There is no cost for this rider.

This rider provides two additional benefits:

(a) Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and

(b) expense reduction benefit: a reduction in expense charges and fees in the Policy.

A. Surrender Value benefit:

Under this rider, the Full Surrender Value of the Policy will equal:

(a) the policy value on the date of surrender; less

(b) the loan balance plus any accrued interest; plus

(c) the Surrender Value benefit.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

(a) is the target enhancement amount; and

(b) is the maximum enhancement amount.

Target Enhancement Amount. On any Monthly Deduction Day, the Target Enhancement Amount is equal to the target Surrender Value less the total account value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.

Target Surrender Value. On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:

(1) is the Target Surrender Value on the immediately preceding Monthly Deduction day.

(2) is all Premiums received since the immediately preceding Monthly Deduction day.

(3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

(4) is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.

On the date of issue, the Target Surrender Value will be the initial Premium received. On any day other than the date of issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.

Target Yield. The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:

  Insured Employee          Target           Insured Employee          Target
 Coverage Duration        Yield Rate        Coverage Duration        Yield Rate
-------------------      ------------      -------------------      -----------
         1                  7.0%                   7                   4.0%
         2                  7.0%                   8                   3.0%
         3                  7.0%                   9                   2.0%
         4                  6.0%                   10                  1.0%
         5                  5.5%                  11+                  0.0%
         6                  5.0%

The Target Yield rate will not exceed 15% in any Insured Employee Coverage Duration.

Maximum Enhancement Amount. The Maximum Enhancement Amount is equal to the cumulative Surrender Value premium times the maximum enhancement rate for any Insured Employee Coverage Duration times the term blend adjustment factor.

Cumulative Surrender Value Premium. The Cumulative Surrender Value Premium for any Insured Employee Coverage Duration is the lesser of (a) or (b), where:

(a) Is the sum of the Premiums paid during the Insured Employee Coverage Duration; less the sum of any Partial Surrenders during the Insured Employee Coverage Duration; and

(b) Is the target premium for the Insured Employee Coverage Duration; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this Policy.

During the first Insured Employee Coverage Duration, the Cumulative Surrender Value Premium for all prior Insured Employee Coverage Durations is zero.

Maximum Enhancement Rate. The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:



  Insured Employee             Maximum             Insured Employee            Maximum
 Coverage Duration        Enhancement Rate        Coverage Duration        Enhancement Rate
-------------------      ------------------      -------------------      -----------------
         1                     16.0%                     7                      5.0%
         2                     15.0%                     8                      3.0%
         3                     15.0%                     9                      2.0%
         4                     12.0%                     10                     1.0%
         5                     9.0%                     11+                     0.0%
         6                     7.0%

The Maximum Enhancement Rate will not exceed 25% in any Insured Employee Coverage Duration.

Term Blend Adjustment Factor. The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached to this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In Insured Employee Coverage Durations six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:

  Insured Employee
 Coverage Duration       Expense Reduction Amount
-------------------      --------------------------------------------------------
        6-10             The lesser of (a) or (b) where:

                         (a) is the expense reduction rate times the accumulated premiums paid for Insured Employee Coverage
                         Durations one through five; and

                         (b) is the expense charges due under the policy.

There is no expense reduction in Insured Employee Coverage Durations 1 through 5 or in Insured Employee Coverage Duration 11 and beyond.

Expense Reduction Rate. The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



  Insured Employee        Monthly Expense         Insured Employee        Monthly Expense
 Coverage Duration         Reduction Rate        Coverage Duration        Reduction Rate
-------------------      -----------------      -------------------      ----------------
         1                     0.0%                     7                    0.00833%
         2                     0.0%                     8                    0.00833%
         3                     0.0%                     9                    0.00833%
         4                     0.0%                     10                   0.00833%
         5                     0.0%                    11+                     0.0%
         6                   0.00833%

The Expense Reduction Rate will not exceed an annual rate of 5% in any Insured Employee Coverage Duration.

If this rider is elected, in lieu of the Monthly Deduction as described in the policy, the Monthly Deduction for a policy month beginning in Insured Employee Coverage Duration 6 will be calculated as (1) plus (2) less the expense reduction amount, where:

(1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

(2) is the monthly Administrative Fee for the base policy.

This rider will terminate without value in the event that this Policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

(1) the death of the Insured Employee; or

(2) the maturity date of this Policy; or

(3) the date this Policy ends; or

(4) the next Monthly Deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed "Requested Adjustable Benefit Enhancement Amount" and "Maximum Adjustable Benefit Enhancement Amount" for more information.

The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced Surrender Value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed "Term Blend Adjustment Factor" for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the Full Surrender Value of the Policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each Policy Anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the Insured Employee Coverage Duration, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon Full Surrender of the Policy during the Insured Employee Coverage Duration. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Insured Employee Coverage Duration.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Insured Employee Coverage Duration        Current Rate        Guaranteed Rate
------------------------------------      --------------      ----------------
                  1                           11.0%                 2.0%
                  2                           19.6%                 2.0%
                  3                           27.7%                 2.0%
                  4                           35.4%                 2.0%
                  5                           53.2%                 2.0%
                  6                           66.1%                 2.0%
                 7+                          100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of Premiums paid on the date of issue of the Policy; and

b) is the target Premium for the Insured Employee Coverage Duration, as shown in the policy specifications. If a term insurance rider is attached to your Policy, the target Premium will be multiplied by the ratio of the target face amount to the basic policy Specified Amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous Insured Employee Coverage Duration. The adjustable benefit enhancement balance will be permanently decreased by this amount each Insured Employee Coverage Duration. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other Monthly Deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy Specified Amount to the target face amount.

If term insurance is added to the Policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the Policy, as shown in the policy specifications; or

3) the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or

4) the next Monthly Deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured Employee's 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured Employee's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account Value to the Fixed Account Value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any Indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.


At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;

2) death of the Insured Employee;

3) failure to pay the necessary amount of Premium to keep your Policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required. Premiums may be paid anytime before the Insured Employee reaches age 100.

The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums


Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.


In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. The excess amount of Premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.

The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.

The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured Employee's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your Policy.


Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.




Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflects amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the total account value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured Employee, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured Employee, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.

Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.




 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount, which includes the total account value as of the         Generally provides a level death
              date of the Insured Employee's death.                                      benefit
    2         Sum of the Specified Amount plus the total account value as of the         May increase or decrease over
              date of the Insured Employee's death.                                      time, depending on the amount
                                                                                         of Premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified Amount plus the accumulated Premiums (all Premiums               Will generally increase,
              paid from the date of issue accumulated at the Premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           Premium paid.
              the Policy Specifications pages), less withdrawals as of the date of the Insured Employee's death.


If your Policy includes a Term Insurance Rider, the target face amount replaces the Specified Amount in each of the death benefit options.

If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.

The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new Specified Amount will equal the Specified Amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the date of issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.


Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the total account value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured Employee. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured Employee, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.


The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the Surrender Value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Insured Employee Coverage Duration, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the total account value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.

   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the Specified Amount.
         2              Will reduce the total account value and the death benefit, but not the Specified Amount.
         3              Will reduce the total account value, accumulated Premiums (all Premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your Policy. We reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below . Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current total account value, the Policy will terminate subject to the conditions in the Grace Period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any Insured Employee Coverage
 Duration will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior Policy Year Insured Employee Coverage Duration's rate and decrease only when it would be at least 0.5% lower than the prior Policy Year Insured Employee Coverage Duration's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Insured Employee Coverage Duration.

When you take a loan, we will tell you the current Policy Loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.

POLICY LAPSE
If at any time the total account value less the loan balance is insufficient to pay the Monthly Deduction, all policy coverage will terminate. This is referred to as Policy Lapse.

The total account value less the loan balance may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the total account value less the loan balance of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured Employee dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.



Reinstatement of a Lapsed Policy

There is no reinstatement provision for this Policy.


TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. A policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a Policy may become a MEC include a material change to the policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a Policy Lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the policy.


Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the Premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net

Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of the Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.


LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent
   Administrative Services


POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.


You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

LLANY Separate Account S for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-141769
1940 Act Registration No. 811-09257

                               End of Prospectus

                            SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2013
                 Relating to Prospectus Dated May 1, 2013 for



                   Lincoln Corporate Commitment VUL product



LLANY Separate Account S for Flexible Premium Variable Life Insurance,
                                  Registrant



             Lincoln Life & Annuity Company of New York, Depositor




The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.


A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln NY Corporate Variable 5 product prospectus.


                         TABLE OF CONTENTS OF THE SAI





Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION.........................             2
    Lincoln Life............................             2
    Capital Markets.........................             2
    Registration Statement..................             2
    Changes of Investment Policy............             2
    Principal Underwriter...................             3
    Disaster Plan...........................             3
    Advertising & Ratings...................             3
SERVICES....................................             4
    Independent Registered Public Accounting
      Firm..................................             4
    Accounting Services.....................             4
    Transfer Agent..........................             4
    Administrative Services.................             4


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION..........................             5
    Assignment..............................             5
    Change of Ownership.....................             5
    Beneficiary.............................             5
    Change of Plan..........................             5
    Settlement Options......................             5
    Deferral of Payments....................             6
    Incontestability........................             6
    Misstatement of Age.....................             6
    Suicide.................................             6
PERFORMANCE DATA............................             7
FINANCIAL STATEMENTS........................             8
    Separate Account........................           C-1
    Company.................................           S-1

GENERAL INFORMATION



Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $286,031 in 2012, $109,639 in 2011 and $515,668 in 2010 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings


We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/ investor.

About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the policy or any member of the public regarding the advisability of investing in securities generally or in the policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the policy. S&P has no obligation to take the needs of the Licensee or the Owners of the policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the policy or the timing of the issuance or sale of the policy or in the determination or calculation of the equation by which the policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the policy.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate Account S for Flexible Premium Variable Life Insurance as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.

POLICY INFORMATION


Assignment

While the Insured Employee is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.




Change of Ownership


As long as the Insured Employee is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.




Beneficiary


The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the Beneficiary at any time while the Insured Employee is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any Beneficiary dies before the Insured Employee, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured Employee, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Change of Plan


Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the Insured Employee as the original Policy.




Settlement Options


All or part of the proceeds of this Policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.


The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.


Refer to your Policy for detailed information on each of the annuity payment options.


You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from date of issue or increase.




Misstatement of Age

If the age of the Insured Employee is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide


If the Insured Employee dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured Employee dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.



PERFORMANCE DATA

Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.


Data reflects:

o an annual reduction for fund management fees and expenses, but


o no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.


These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:


(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2012 financial statements of the Separate Account and the December 31, 2012 financial statements of the Company follow.

                            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                             LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                        FINANCIAL STATEMENTS
                                    DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)





                                                                                                     AS OF DECEMBER 31,
                                                                                                  -------------------------
                                                                                                    2012           2011
                                                                                                  -----------   -----------
ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $6,708; 2011 - $6,660)                    $   7,580     $   7,288
      Equity securities (cost: 2012 - $2; 2011 - $2)                                                      3             3
    Mortgage loans on real estate                                                                       423           264
    Policy loans                                                                                        399           419
    Other investments                                                                                     -             1
                                                                                                    ---------     ---------
        Total investments                                                                             8,405         7,975
Cash and invested cash                                                                                   54            17
Deferred acquisition costs and value of business acquired                                               452           521
Premiums and fees receivable                                                                              1             5
Accrued investment income                                                                                99            97
Reinsurance recoverables                                                                                536           564
Reinsurance related embedded derivatives                                                                  9            13
Goodwill                                                                                                 60            60
Other assets                                                                                            114            92
Separate account assets                                                                               3,195         2,677
                                                                                                  -----------   -----------
           Total assets                                                                           $  12,925     $  12,021
                                                                                                  ===========   ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $   1,723     $   1,676
Other contract holder funds                                                                           5,407         5,333
Other liabilities                                                                                       511           422
Separate account liabilities                                                                          3,195         2,677
                                                                                                  -----------   -----------
          Total liabilities                                                                          10,836        10,108
                                                                                                  -----------   -----------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)

STOCKHOLDER'S EQUITY
Common stock - 132,000 shares authorized, issued and outstanding                                        941           941
Retained earnings                                                                                       816           722
Accumulated other comprehensive income (loss)                                                           332           250
                                                                                                  -----------   -----------
          Total stockholder's equity                                                                  2,089         1,913
                                                                                                  -----------   -----------
           Total liabilities and stockholder's equity                                             $  12,925     $  12,021
                                                                                                  ===========   ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $    139      $    128       $    127
Insurance fees                                                                              275           265            259
Net investment income                                                                       421           417            418
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                              (22)          (26)           (23)
    Portion of loss recognized in other comprehensive income                                 10             7              6
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings       (12)          (19)           (17)
      Realized gain (loss), excluding other-than-temporary impairment losses on
      securities                                                                             (7)           (8)            (1)
                                                                                       ----------    ----------     ----------
       Total realized gain (loss)                                                           (19)          (27)           (18)
                                                                                       ----------    ----------     ----------
    Total revenues                                                                          816           783            786
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                           207           207            207
Benefits                                                                                    265           274            254
Commissions and other expenses                                                              191           206            161
Impairment of intangibles                                                                     -           102              -
                                                                                       ----------    ----------     ----------
    Total expenses                                                                          663           789            622
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                            153            (6)           164
      Federal income tax expense (benefit)                                                   59            29             53
                                                                                       ----------    ----------     ----------
       Net income (loss)                                                                     94           (35)           111
       Other comprehensive income (loss), net of tax:
         Unrealized gain (loss) on available-for-sale securities                             83           186             91
         Unrealized other-than-temporary impairment on available-for-sale securities         (1)            2              1
                                                                                       ----------    ----------     ----------
          Total other comprehensive income (loss), net of tax                                82           188             92
                                                                                       ----------    ----------     ----------
            Comprehensive income (loss)                                                $    176      $    153       $    203
                                                                                       ==========    ==========     ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $     941     $     940      $     940
Stock compensation issued for benefit plans                                                    -             1              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                941           941            940
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                              722           830            846
Cumulative effect from adoption of new accounting standards                                    -             -            (47)
Net income (loss)                                                                             94           (35)           111
Dividends declared                                                                             -           (73)           (80)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                816           722            830
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                              250            62            (30)
Other comprehensive income (loss), net of tax                                                 82           188             92
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                                332           250             62
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $   2,089     $   1,913      $   1,832
                                                                                       ===========   ===========    ===========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------

                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                      $     94      $     (35)     $    111
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
    amortization                                                                             21             66            31
    Change in premiums and fees receivable                                                    4              -             -
    Change in accrued investment income                                                      (2)            (4)           (1)
    Change in future contract benefits and other contract holder funds                     (178)           (75)          (84)
    Change in reinsurance related assets and liabilities                                     32            (79)           25
    Change in federal income tax accruals                                                    51             12            39
    Realized (gain) loss                                                                     19             27            18
    Impairment of intangibles                                                                 -            102             -
    Other                                                                                   (13)            43           (19)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) operating activities                                    28             57           120
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                 (664)          (857)         (920)
Sales of available-for-sale securities                                                       38            100           210
Maturities of available-for-sale securities                                                 567            500           451
Purchases of other investments                                                             (335)          (132)         (119)
Sales or maturities of other investments                                                    197            105           135
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) investing activities                                  (197)          (284)         (243)
                                                                                       ----------    -----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable                   611            620           583
Withdrawals of fixed account values, including the fixed portion of variable               (311)          (284)         (346)
Transfers to and from separate accounts, net                                                (94)           (68)          (51)
Common stock issued for benefit plans and excess tax benefits                                 -              1             -
Dividends paid                                                                                -            (73)          (80)
                                                                                       ----------    -----------    ----------
      Net cash provided by (used in) financing activities                                   206            196           106
                                                                                       ----------    -----------    ----------
Net increase (decrease) in cash and invested cash                                            37            (31)          (17)
Cash and invested cash, as of beginning-of-year                                              17             48            65
                                                                                       ----------    -----------    ----------
    Cash and invested cash, as of end-of-year                                          $     54      $      17      $     48
                                                                                       ==========    ===========    ==========


           See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.
o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").
o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;

o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and
o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
o  Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery

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value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to
                                                                            S-11
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tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default.
Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Comprehensive Income (Loss)

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance

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

contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet dates and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet dates, and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our

                                                                           S-13
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Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 38 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up

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annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $21 million, $24 million and $27 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.
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INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2010 through 2012 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified within other liabilities on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 18.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods presented. The following summarizes the effect of the restatement (in millions) on our previously reported Balance Sheets:



                                                               AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $     (64)
Total assets                                                       (64)
Other liabilities                                                  (22)
Total liabilities                                                  (22)
Retained earnings                                                  (53)
Accumulated other comprehensive income (loss)                       11
                                                            ------------
Total stockholders' equity                                         (41)


The following summarizes the effect of the restatement (in millions) on our previously reported Income Statements:



                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------

Total other-than-temporary impairment losses
    on securities                              $     (1)     $       -
Realized gain (loss), excluding other-than-
    temporary impairment losses on securities        (1)             -
Total revenues                                       (1)             -
Commissions and other expense                         6              3
Total expenses                                        6              3
Income (loss) from continuing operations
    before taxes                                     (7)            (4)
Federal income tax expense (benefit)                 (3)            (2)
Income (loss) from continuing operations             (4)            (2)
                                              -----------    -----------
Net income (loss)                                    (4)            (2)


INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 remove: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our financial statements.

3.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:




                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,541     $     799      $     49      $      11      $  6,280
    U.S. government bonds                                        29             7             -              -            36
    Foreign government bonds                                     44             8             -              -            52
    RMBS                                                        619            59             -              8           670
    CMBS                                                         76             5             2              1            78
    CDOs                                                         15             -             -              -            15
    State and municipal bonds                                   285            56             -              -           341
    Hybrid and redeemable preferred securities                   99            13             4              -           108
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,708           947            55             20         7,580
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,710     $     948      $     55      $      20      $  7,583
                                                          ===========   ===========    ==========    ===========    ==========


                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                          AMORTIZED     ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                                       $   5,253     $     626      $     84      $       9      $  5,786
    U.S. government bonds                                        28             7             -              -            35
    Foreign government bonds                                     50             7             -              -            57
    RMBS                                                        791            70             8             13           840
    CMBS                                                        130             5             9              -           126
    CDOs                                                          3             -             -              -             3
    State and municipal bonds                                   294            37             1              -           330
    Hybrid and redeemable preferred securities                  111            10            10              -           111
                                                          -----------   -----------    ----------    -----------    ----------
      Total fixed maturity securities                         6,660           762           112             22         7,288
Equity securities                                                 2             1             -              -             3
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $   6,662     $     763      $    112      $      22      $  7,291
                                                          ===========   ===========    ==========    ===========    ==========


The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------    ----------
Due in one year or less                                   $     240    $      245
Due after one year through five years                         1,134         1,263
Due after five years through ten years                        1,996         2,277
Due after ten years                                           2,628         3,032
                                                          -----------     ---------
    Subtotal                                                  5,998         6,817
                                                          -----------     ---------
MBS                                                             695           748
CDOs                                                             15            15
                                                          -----------     ---------
      Total fixed maturity AFS securities                 $   6,708    $    7,580
                                                          ===========     =========


Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     267      $     14      $     150      $     46      $     417      $     60
    RMBS                                          34             5             15             3             49             8
    CMBS                                           -             2              8             1              8             3
    Hybrid and redeemable
      preferred securities                         -             -             32             4             32             4
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     301      $     21      $     205      $     54      $     506      $     75
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            167
                                                                                                                    ==========




                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
Fixed maturity securities:
    Corporate bonds                        $     225      $     17      $     246      $     76      $     471      $     93
    RMBS                                          68            14             53             7            121            21
    CMBS                                           8             -             19             9             27             9
    CDOs                                           9             -             10             1             19             1
    Hybrid and redeemable
      preferred securities                        31             2             29             8             60            10
                                           -----------    ----------    -----------    ----------    -----------    ----------
        Total fixed maturity AFS
        securities                         $     341      $     33      $     357      $    101      $     698      $    134
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            267
                                                                                                                    ==========


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:



                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $      5      $       1     $       -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       73             43            13             42
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $     79      $      44     $      13             47
                                                                         ==========    ===========   ===========    =============



                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     36      $       8     $       6             19
Six months or greater, but less than nine months                                1              1             -              3
Nine months or greater, but less than twelve months                             1              -             -              2
Twelve months or greater                                                       93             69            11             57
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    131      $      78     $      17             81
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $59 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.


Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:



                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $       61      $     47      $      46
 Increases attributable to:
   Credit losses on securities for which an OTTI was not
        previously recognized                                                                   9            10              1
   Credit losses on securities for which an OTTI was
        previously recognized                                                                   5            11              9
    Decreases attributable to:
      Securities sold                                                                         (22)           (7)            (9)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $       53      $     61      $      47
                                                                                       ============    ==========    ===========


During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentration in New York as of December 31, 2012 and 2011, which accounted for approximately 60% and 47% of mortgage loans on real estate, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $     423      $    263
Unamortized premium (discount)                                                                              -             1
                                                                                                    -----------    ----------
    Total carrying value                                                                            $     423      $    264
                                                                                                    ===========    ==========

There were no impaired mortgage loans on real estate as of December 31, 2012 and 2011.


As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):


                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
LOAN-TO-VALUE                                AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------

Less than 65%                               $    400        94.6 %         1.86        $     236        89.4 %        1.60
65% to 74%                                        12         2.8 %         1.50               24         9.1 %        1.48
75% to 100%                                       11         2.6 %         0.59                4         1.5 %        0.45
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $    423       100.0 %                     $     264       100.0 %
                                            ==========    ===========                  ===========   ============



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $     381     $     382      $     381
Mortgage loans on real estate                                                                 18            14             14
Policy loans                                                                                  24            23             25
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                               5             5              4
Consent fees                                                                                   -             -              1
                                                                                       -----------   -----------    -----------
      Investment income                                                                      428           424            425
Investment expense                                                                            (7)           (7)            (7)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $     421     $     417      $     418
                                                                                       ===========   ===========    ===========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $       1     $       2      $       7
    Gross losses                                                                             (17)          (31)           (29)
Gain (loss) on other investments                                                               -             -              1
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 -             3              5
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $     (16)    $     (26)     $     (16)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Corporate bonds                                                                        $     (6)     $      (2)     $     (8)
RMBS                                                                                         (3)           (14)          (12)
CMBS                                                                                         (5)            (8)           (5)
                                                                                       ----------    -----------    ----------
    Gross OTTI recognized in net income (loss)                                              (14)           (24)          (25)
    Associated amortization of DAC, VOBA, DSI and DFEL                                        2              5             8
                                                                                       ----------    -----------    ----------
      Net OTTI recognized in net income (loss), pre-tax                                $    (12)     $     (19)     $    (17)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $     11      $       8      $      6
Change in DAC, VOBA, DSI and DFEL                                                            (1)            (1)            -
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $     10      $       7      $      6
                                                                                       ==========    ===========    ==========

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $13 million, which included $8 million of private placement securities and $5 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $392 million and $494 million, respectively, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $184 million and $223 million, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012 and 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million and $753 million, or 10% and 9% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $500 million and $589 million, or 6% and 7% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.


ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2012 and 2011.

4. DERIVATIVE INSTRUMENTS

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:



                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------

    Guaranteed living benefits ("GLB")
      reserves(1)                          $       -      $      -      $     (51)    $       -      $      -      $    (101)
    Reinsurance related(2)                         -             9              -             -            13              -
                                           -----------     ---------    -----------   -----------    ----------    -----------
        Total derivative instruments       $       -      $      9      $     (51)    $       -      $     13      $    (101)
                                           ===========     =========    ===========   ===========    ==========    ===========


(1) Reported in future contract benefits on our Balance Sheets.
(2) Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
GLB reserves(1)                                           $       50    $     (77)     $        8
                                                          ==========    ===========    ==========


(1) Reported in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $      11     $      19      $     29
Deferred                                                         48            10            24
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $      59     $      29      $     53
                                                          ===========   ===========    ==========


A reconciliation of the effective tax rate differences (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $      54     $      (2)     $     57
Effect of:
    Separate account dividends received deduction                (5)           (5)           (4)
    Tax credits                                                  (1)           (1)           (1)
    Goodwill                                                      -            36             -
    Change in uncertain tax positions                            (4)            1             1
    Other items                                                  15             -             -
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $      59     $      29      $     53
                                                          ===========   ===========    ==========
Effective tax rate                                               38%           N/M           33%
                                                          ===========   ===========    ==========


The effective tax rate is the ratio of tax expense over pre-tax income
(loss). Since the pre-tax income of $(2) million resulted in tax expense of $30 million in 2011, the effective tax rate was not meaningful. The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period financial statements.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    (30)     $     (27)
Deferred                                                                     (423)          (357)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $   (453)     $    (384)
                                                                         ==========    ===========


Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $      36      $     32
Investments                                                                     4            11
Net capital loss                                                                -             6
Guarantee Assessments                                                           6             6
Other                                                                           1             4
                                                                        -----------    ----------
    Total deferred tax assets                                                  47            59
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                            95           108
VOBA                                                                           51            70
Net unrealized gain on AFS securities                                         307           222
Other                                                                          17            16
                                                                        -----------    ----------
    Total deferred tax liabilities                                            470           416
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $    (423)     $   (357)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $178 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $29 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2012 and 2011, $1 million and $7 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $      22     $      22
    Increases for prior year tax positions                        -             1
    Decreases for prior year tax positions                      (12)           (1)
    Decreases for lapse of statute of limitations                (2)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $       8     $      22
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(3) million, $1 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $5 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for Jefferson Pilot LifeAmerica Insurance Company for the tax years ended April 1, 2007, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

6.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    321      $     339      $    439
    Cumulative effect from adoption of new accounting standards                               -              -           (73)
    Deferrals                                                                                68             68            61
    Amortization, net of interest:
      Unlocking                                                                              (7)            (1)           (9)
      Other amortization, excluding unlocking, net of interest                              (42)           (37)          (35)
    Adjustment related to realized (gains) losses                                            (3)             2             2
    Adjustment related to unrealized (gains) losses                                         (33)           (50)          (46)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    304      $     321      $    339
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $    200      $     319     $     417
    Deferrals                                                                                 -              1             1
    Amortization:
      Unlocking                                                                              (6)           (22)           19
      Other amortization, excluding unlocking                                               (41)           (51)          (70)
    Accretion of interest(1)                                                                 17             20            22
    Adjustment related to unrealized (gains) losses                                         (22)           (67)          (70)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    148      $     200     $     319
                                                                                       ==========    ===========   ===========


(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      15
2014                                13
2015                                12
2016                                11
2017                                11

Changes in DSI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     12      $      13      $     16
    Deferrals                                                                                 1              1             3
    Amortization, net of interest:
      Other amortization, excluding unlocking, net of interest                               (2)            (2)           (2)
    Adjustment related to unrealized (gains) losses                                          (2)             -            (4)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $      9      $      12      $     13
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $     82      $     101      $     87
    Deferrals                                                                                29             40            35
    Amortization, net of interest:
      Unlocking                                                                              (6)            (6)           (1)
      Other amortization, excluding unlocking, net of interest                              (15)           (11)          (12)
    Adjustment related to unrealized (gains) losses                                         (16)           (42)           (8)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $     74      $      82      $    101
                                                                                       ==========    ===========    ==========

7.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $    578      $     552      $    529
Reinsurance ceded                                                                          (164)          (159)         (143)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $    414      $     393      $    386
                                                                                       ==========    ===========    ==========
Direct insurance benefits                                                              $    472      $     458      $    425
Reinsurance recoveries netted against benefits                                             (207)          (184)         (171)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $    265      $     274      $    254
                                                                                       ==========    ===========    ==========

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $4 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:


                                                    FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                          AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -      $      26
Life Insurance                                   136           (102)             -             34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $    (102)     $       -      $      60
                                           ===========    ===========    ===========     =========


                                                    FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -------------------------------------------------------
                                           ACQUISITION    CUMULATIVE
                                             BALANCE      IMPAIRMENT                     BALANCE
                                             AS OF         AS OF                         AS OF
                                           BEGINNING-     BEGINNING-                       END-
                                            OF-YEAR        OF-YEAR       IMPAIRMENT      OF-YEAR
                                           -----------    -----------    ------------   ----------
Annuities                                  $      26      $       -      $       -    $       26
Life Insurance                                   136              -           (102)           34
                                           -----------    -----------    -----------     ---------
    Total goodwill                         $     162      $       -      $    (102)   $       60
                                           ===========    ===========    ===========     =========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  -------------   -----------  ------------
Life Insurance:
    Sales force                                           $       7    $        2      $       7      $      2



Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2012.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
RETURN OF NET DEPOSITS
Total account value                                       $   2,427    $    1,993
Net amount at risk (1)                                           14            47
Average attained age of contract holders                    56 years      55 years
MINIMUM RETURN
Average attained age of contract holders                    80 years      80 years
Guaranteed minimum return                                        5 %            5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $     990    $      926
Net amount at risk (1)                                           78           116
Average attained age of contract holders                    66 years      66 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Balance as of beginning-of-year                           $       2     $       1      $      2
    Changes in reserves                                           1             3             -
    Benefits paid                                                (1)           (2)           (1)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $       2     $       2      $      1
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:



                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $   1,113      $    962
International equity                                            500           424
Bonds                                                           728           581
Money market                                                    264           188
                                                          -----------    ----------
    Total                                                 $   2,605      $  2,155
                                                          ===========    ==========

Percent of total variable annuity separate account
values                                                           90%           89%



Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 12% of permanent life insurance in force as of December 31, 2012, and 41% of total sales for these products for the year ended December 31, 2012.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2012, approximately 93% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $17 million as of December 31, 2012 and 2011.

11. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):


                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $    258      $     72      $   (19)
    Cumulative effect from adoption of new accounting standards                                  -             -            1
    Unrealized holding gains (losses) arising during the year                                  226           366          252
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds        (139)          (94)        (122)
    Income tax benefit (expense)                                                               (14)         (103)         (51)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (16)          (29)         (22)
      Associated amortization of DAC, VOBA, DSI and DFEL                                         -             3            5
      Income tax benefit (expense)                                                               6             9            6
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    341      $    258      $    72
                                                                                          ==========    ==========    =========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $     (9)     $    (11)     $   (12)
    (Increases) attributable to:
      Cumulative effect from adoption of new accounting standards                                -             -           (1)
      Gross OTTI recognized in OCI during the year                                             (11)           (8)          (6)
      Change in DAC, VOBA, DSI and DFEL                                                          1             1            -
      Income tax benefit (expense)                                                               3             3            2
    Decreases attributable to:
      Sales, maturities or other settlements of AFS securities                                  13            12           12
      Change in DAC, VOBA, DSI and DFEL                                                         (3)           (3)          (3)
      Income tax benefit (expense)                                                              (4)           (3)          (3)
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $    (10)     $     (9)     $   (11)
                                                                                          ==========    ==========    =========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $      1      $      1      $     1
                                                                                          ----------    ----------    ---------
       Balance as of end-of-year                                                          $      1      $      1      $     1
                                                                                          ==========    ==========    =========

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $    (16)     $     (26)     $    (16)
Variable annuity net derivatives results:(2)
    Gross gain (loss)                                                                  (1)             -             -
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (2)            (1)           (2)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $    (19)     $     (27)     $    (18)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

13. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $      82     $      80      $      74
General and administrative expenses                                                           79            68             60
DAC and VOBA deferrals and interest, net of amortization                                      11            22             11
Taxes, licenses and fees                                                                      19            36             16
                                                                                       -----------   -----------    -----------
    Total                                                                              $     191     $     206      $     161
                                                                                       ===========   ===========    ===========

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $3 million, $2 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $2 million and $1 million as of December 31, 2012 and 2011, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2012, 2011 and 2010.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2012, 2011 and 2010.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2012, 2011, and 2010.

17.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    648      $     586



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $     82      $     (99)    $      73
Net income (loss)                                                              74           (121)           55
Dividends to LNL                                                                -             73            80


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2012 and 2011.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using continuous CARVM                            $    (2)       $    (2)
Conservative valuation rate on certain annuities                               (1)            (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of $65 million in 2013 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                                       AS OF DECEMBER 31, 2012
                                                                        ------------------------------------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $   7,580      $  7,580      $   7,288      $  7,288
    Equity securities                                                           3             3              3             3
Mortgage loans on real estate                                                 423           448            264           289
Other investments                                                               -             -              1             1
Cash and invested cash                                                         54            54             17            17
Separate account assets                                                     3,195         3,195          2,677         2,677

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                         (51)          (51)          (101)         (101)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                       (65)          (65)           (94)          (94)

    Account values of certain investment contracts                         (1,374)       (1,570)        (1,386)       (1,545)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT    SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE     TOTAL
                                                                          ASSETS        INPUTS         INPUTS         FAIR
                                                                        (LEVEL 1)      (LEVEL 2)     (LEVEL 3)       VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  6,192      $      83      $   6,280
      U.S. government bonds                                                   34             2              -             36
      Foreign government bonds                                                 -            52              -             52
      RMBS                                                                     -           670              -            670
      CMBS                                                                     -            75              3             78
      CDOs                                                                     -             9              6             15
      State and municipal bonds                                                -           341              -            341
      Hybrid and redeemable preferred securities                               -           104              4            108
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            54              -             54
Separate account assets                                                       68         3,127              -          3,195
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $     110      $ 10,626      $      96      $  10,832
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $     (51)     $     (51)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $     (51)     $     (51)
                                                                       ===========    ==========    ===========    ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                       -------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                        IN ACTIVE
                                                                       MARKETS FOR    SIGNIFICANT   SIGNIFICANT
                                                                        IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                          ASSETS        INPUTS        INPUTS          FAIR
                                                                         (LEVEL 1)      (LEVEL 2)    (LEVEL 3)        VALUE
                                                                       -----------    -----------   ------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $       5      $  5,641      $     140      $   5,786
      U.S. government bonds                                                   34             -              1             35
      Foreign government bonds                                                 -            57              -             57
      RMBS                                                                     -           838              2            840
      CMBS                                                                     -           122              4            126
      CDOs                                                                     -             -              3              3
      State and municipal bonds                                                -           330              -            330
      Hybrid and redeemable preferred securities                               -           101             10            111
    Equity AFS securities                                                      3             -              -              3
Cash and invested cash                                                         -            17              -             17
Separate account assets                                                        -         2,677              -          2,677
                                                                       -----------    ----------    -----------    -----------
        Total assets                                                   $      42      $  9,783      $     160      $   9,985
                                                                       ===========    ==========    ===========    ===========

LIABILITIES
Future contract benefits:
    GLB reserves embedded derivatives                                  $       -      $      -      $    (101)     $    (101)
                                                                       -----------    ----------    -----------    -----------
        Total liabilities                                              $       -      $      -      $    (101)     $    (101)
                                                                       ===========    ==========    ===========    ===========


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------

Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     140      $      4      $      (2)     $     (5)     $     (54)     $      83
      U.S. government bonds                        1             -              -            (1)             -              -
      RMBS                                         2             -              -            (1)            (1)             -
      CMBS                                         4            (1)             1             -             (1)             3
      CDOs                                         3             -              -             6             (3)             6
      Hybrid and redeemable
        preferred securities                      10             -              1             -             (7)             4
Future contract benefits:(4)
    GLB reserves embedded derivatives           (101)           50              -             -              -            (51)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $      59      $     53      $       -      $     (1)     $     (66)     $      45
                                           ===========    ==========    ===========  ============   ===========    ===========

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     139      $      3      $       1      $     (7)     $       4      $     140
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                     1             -              -             -             (1)             -
      RMBS                                         2             -              -             -              -              2
      CMBS                                        15           (10)            13           (14)             -              4
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                       4             -              3            (6)             9             10
Future contract benefits:(4)
    GLB reserves embedded derivatives            (24)          (77)             -             -              -           (101)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     141      $    (84)     $      17      $    (27)     $      12      $      59
                                           ===========    ==========    ===========  ============   ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------   -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $     160      $      1      $       6      $    (10)     $     (18)     $     139
      U.S. government bonds                        -             -              -             -              1              1
      Foreign government bonds                     -             -              -             -              1              1
      RMBS                                         3             -              -            (1)             -              2
      CMBS                                        51            (5)            12           (14)           (29)            15
      CDOs                                         3             -              -             -              -              3
      Hybrid and redeemable
        preferred securities                      14             -            (10)            -              -              4
Future contract benefits:(4)
    GLB reserves embedded derivatives            (32)            8              -             -              -            (24)
                                           -----------    ----------    -----------  ------------   -----------    -----------
          Total, net                       $     199      $      4      $       8      $    (25)     $     (45)     $     141
                                           ===========    ==========    ===========  ============   ===========    ===========



(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $       -      $      -      $       -      $     (3)     $      (2)     $      (5)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      RMBS                                         -             -             (1)            -              -             (1)
      CDOs                                         6             -              -             -              -              6
                                           -----------    ----------    -----------    ----------    -----------    -----------
          Total, net                       $       6      $      -      $      (1)     $     (4)     $      (2)     $      (1)
                                           ===========    ==========    ===========    ==========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $      14      $     (6)     $      (6)     $     (8)     $      (1)     $      (7)
      CMBS                                         -           (12)             -            (2)             -            (14)
      Hybrid and redeemable preferred
        securities                                 -            (6)             -             -              -             (6)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $      14      $    (24)     $      (6)     $    (10)     $      (1)     $     (27)
                                           ===========    ==========    ===========   ===========    ===========    ===========


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
GLB reserves embedded derivatives(1)                                  $      58      $    (69)     $     (16)

(1) Included in realized gain (loss) on our Statements of Comprehensive Income
    (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       2      $    (56)     $     (54)
      RMBS                                                                      -            (1)            (1)
      CMBS                                                                      -            (1)            (1)
      CDOs                                                                      -            (3)            (3)
      Hybrid and redeemable preferred securities                                3           (10)            (7)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       5      $    (71)     $     (66)
                                                                        ===========    ==========    ===========




                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      24      $    (20)     $       4
      Foreign government bonds                                                  -            (1)            (1)
      Hybrid and redeemable preferred securities                                9             -              9
                                                                        -----------    ----------    -----------
          Total, net                                                    $      33      $    (21)     $      12
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $       5      $    (23)     $     (18)
      U.S. government bonds                                                     1             -              1
      Foreign government bonds                                                  1             -              1
      CMBS                                                                      1           (30)           (29)
                                                                        -----------    ----------    -----------
          Total, net                                                    $       8      $    (53)     $     (45)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:


                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
    trading
      securities
        Corporate bonds            $     52      Discounted cash flow       Liquidity/duration adjustment(1)   2.0% - 13.5%

LIABILITIES
Future contract benefits:
    GLB reserves embedded
      derivatives                        51      Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                              withdrawal(3)                    90.0% - 100.0%

                                                                            Non-performance risk ("NPR")(4)    0.03% - 0.54%
                                                                            Mortality rate(5)                        (7)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.

o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focus is in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):

    -  Sales or disposals of securities;

    -  Impairments of securities;

    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements;

    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and

    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.

o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o  Gains (losses) on early extinguishment of debt;
o  Losses from the impairment of intangible assets;
o  Income (loss) from discontinued operations; and
o  Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o  Excluded realized gain (loss);
o  Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.


Segment information (in millions) was as follows:



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
REVENUES
Operating revenues:
    Annuities                                                           $     119      $    115      $     111
    Retirement Plan Services                                                   57            56             53
    Life Insurance                                                            577           555            563
    Group Protection                                                           82            73             62
    Other Operations                                                            4            16             18
Excluded realized gain (loss), pre-tax                                        (23)          (32)           (21)
                                                                        -----------    ----------    -----------
      Total revenues                                                    $     816      $    783      $     786
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $      24      $     22      $      23
    Retirement Plan Services                                                    3             4             (2)
    Life Insurance                                                             94            62             94
    Group Protection                                                           (4)            1             (2)
    Other Operations                                                           (8)           (1)            11
Excluded realized gain (loss), after-tax                                      (15)          (21)           (13)
Impairment of intangibles, after-tax                                            -          (102)             -
                                                                        -----------    ----------    -----------
        Net income (loss)                                               $      94      $    (35)     $     111
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $      63      $     66      $      69
Retirement Plan Services                                                       52            51             49
Life Insurance                                                                294           278            277
Group Protection                                                                8             6              5
Other Operations                                                                4            16             18
                                                                        -----------    ----------    -----------
    Total net investment income                                         $     421      $    417      $     418
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $      13      $     14      $      15
Retirement Plan Services                                                        1             1             10
Life Insurance                                                                 63            74             46
Group Protection                                                                2             2              2
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $      79      $     91      $      73
                                                                        ===========    ==========    ===========



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $       7      $      6      $       7
Retirement Plan Services                                                        1             2             (1)
Life Insurance                                                                 48            32             50
Group Protection                                                               (1)            1             (1)
Other Operations                                                               11            (1)             6
Excluded realized gain (loss)                                                  (7)          (11)            (8)
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $      59      $     29      $      53
                                                                        ===========    ==========    ===========


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $  4,130      $   3,766
Retirement Plan Services                                                                  1,595          1,456
Life Insurance                                                                            6,889          6,579
Group Protection                                                                            151            122
Other Operations                                                                            160             98
                                                                                       ----------    -----------

    Total assets                                                                       $ 12,925      $  12,021
                                                                                       ==========    ===========

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Income taxes paid (received)                                            $       8      $     17      $      15
                                                                        ===========    ==========    ===========

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:



                                                                                     AS OF DECEMBER 31,
                                                                                ------------------------------
                                                                                   2012             2011
                                                                                -------------    -------------
Assets with affiliates:
     Service agreement receivable(1)                                            $        10      $        (8)
     Ceded reinsurance contracts(2)                                                      73              122
     Ceded reinsurance contracts(3)                                                       9               13


                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2012             2011             2010
                                                                                -------------    -------------    -------------
Revenues with affiliates:
     Premiums paid on ceded reinsurance contracts(4)                            $       (14)     $       (17)     $       (10)
     Fees for management of general account(5)                                           (6)               -                -
Benefits and expenses with affiliates:
     Service agreement payments(6)                                                       74               65               57



(1) Reported in other assets on our Balance Sheets.
(2) Reported in reinsurance recoverables on our Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4) Reported in insurance premiums on our Statements of Comprehensive Income
    (Loss).
(5) Reported in net investment income on our Statements of Comprehensive Income
    (Loss).
(6) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

      LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                                                                    GUARANTEE
                                                                                                     CHARGES
                                                                                                    PAYABLE TO
                                                                                                  LINCOLN LIFE &
                                                                                                     ANNUITY
                                                                                                    COMPANY OF
SUBACCOUNT                                                        INVESTMENTS      TOTAL ASSETS      NEW YORK         NET ASSETS
----------                                                      ---------------  ---------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class A                           $        12,865  $        12,865  $            --  $        12,865
ABVPSF Growth and Income Class A                                          8,135            8,135               --            8,135
ABVPSF International Value Class A                                        1,770            1,770               --            1,770
ABVPSF Small/Mid Cap Value Class A                                      283,878          283,878                1          283,877
American Century VP Income & Growth Class I                              15,872           15,872                1           15,871
American Century VP Inflation Protection Class II                       144,766          144,766                5          144,761
American Century VP International Class I                                13,067           13,067               --           13,067
American Funds Global Growth Class 2                                    215,530          215,530                7          215,523
American Funds Global Small Capitalization Class 2                      124,081          124,081                1          124,080
American Funds Growth Class 2                                           209,084          209,084                7          209,077
American Funds Growth-Income Class 2                                    299,793          299,793               10          299,783
American Funds High-Income Bond Class 2                                  38,248           38,248                1           38,247
American Funds International Class 2                                    619,893          619,893               14          619,879
American Funds U.S. Government/AAA-Rated Securities Class 2             303,185          303,185               12          303,173
BlackRock Global Allocation V.I. Class I                                 44,565           44,565                1           44,564
Delaware VIP Diversified Income Standard Class                            4,505            4,505               --            4,505
Delaware VIP Emerging Markets Standard Class                            379,332          379,332               12          379,320
Delaware VIP High Yield Standard Class                                  316,518          316,518                8          316,510
Delaware VIP REIT Standard Class                                        110,139          110,139                4          110,135
Delaware VIP Small Cap Value Standard Class                             303,727          303,727               10          303,717
Delaware VIP U.S. Growth Standard Class                                  82,502           82,502                3           82,499
Delaware VIP Value Standard Class                                        28,465           28,465                1           28,464
DWS Equity 500 Index VIP Class A                                        793,300          793,300               10          793,290
DWS Small Cap Index VIP Class A                                         172,127          172,127                2          172,125
Fidelity VIP Asset Manager Service Class                                291,202          291,202                9          291,193
Fidelity VIP Contrafund Service Class                                   506,341          506,341               16          506,325
Fidelity VIP Equity-Income Service Class                                231,229          231,229                8          231,221
Fidelity VIP Mid Cap Service Class                                      126,246          126,246                4          126,242
Fidelity VIP Overseas Service Class                                      19,377           19,377                1           19,376
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   4,382            4,382               --            4,382
FTVIPT Franklin U.S. Government Class 1                                 201,475          201,475                7          201,468
FTVIPT Mutual Shares Securities Class 1                                  47,288           47,288                1           47,287
FTVIPT Templeton Global Bond Securities Class 1                         141,046          141,046                5          141,041
FTVIPT Templeton Growth Securities Class 1                              220,472          220,472                8          220,464
Janus Aspen Series Balanced Service Class                               369,679          369,679               21          369,658
Janus Aspen Series Flexible Bond Service Class                            1,742            1,742               --            1,742
LVIP Baron Growth Opportunities Standard Class                           22,436           22,436                1           22,435
LVIP Baron Growth Opportunities Service Class                           168,157          168,157               --          168,157
LVIP BlackRock Equity Dividend RPM Standard Class                       224,257          224,257                7          224,250
LVIP Delaware Bond Standard Class                                       997,970          997,970               31          997,939
LVIP Delaware Foundation Aggressive Allocation Standard Class            36,112           36,112                1           36,111
LVIP Delaware Growth and Income Standard Class                          157,065          157,065                5          157,060
LVIP Delaware Social Awareness Standard Class                             1,562            1,562               --            1,562
LVIP MFS Value Standard Class                                           167,602          167,602               --          167,602
LVIP Mondrian International Value Standard Class                        219,977          219,977                7          219,970
LVIP Money Market Standard Class                                      5,874,470        5,874,470              172        5,874,298
LVIP Protected Profile Conservative Standard Class                        7,935            7,935               --            7,935
LVIP Protected Profile Growth Standard Class                             16,726           16,726                1           16,725
LVIP Protected Profile Moderate Standard Class                          118,845          118,845                4          118,841
LVIP SSgA Global Tactical Allocation RPM Standard Class                   7,841            7,841               --            7,841
LVIP SSgA S&P 500 Index Standard Class                                  101,133          101,133                3          101,130
LVIP SSgA Small-Cap Index Standard Class                                100,883          100,883                3          100,880
LVIP T. Rowe Price Growth Stock Standard Class                          227,779          227,779               --          227,779
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              21,429           21,429                1           21,428
LVIP Templeton Growth RPM Standard Class                                 99,710           99,710                3           99,707
LVIP UBS Large Cap Growth RPM Standard Class                              3,240            3,240               --            3,240
MFS VIT Total Return Initial Class                                      541,337          541,337               15          541,322
MFS VIT Utilities Initial Class                                         103,990          103,990                3          103,987
NB AMT Mid Cap Growth I Class                                           102,080          102,080                4          102,076
NB AMT Mid Cap Intrinsic Value I Class                                   28,959           28,959                2           28,957

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                                       DIVIDENDS       MORTALITY AND
                                                                         FROM             EXPENSE             NET
                                                                      INVESTMENT         GUARANTEE         INVESTMENT
SUBACCOUNT                                                              INCOME            CHARGES         INCOME (LOSS)
----------                                                          ---------------   ---------------    ---------------
ABVPSF Global Thematic Growth Class A                               $            --   $           (51)   $           (51)
ABVPSF Growth and Income Class A                                                124               (31)                93
ABVPSF International Value Class A                                               28               (16)                12
ABVPSF Small/Mid Cap Value Class A                                            1,374               (98)             1,276
American Century VP Income & Growth Class I                                     646              (154)               492
American Century VP Inflation Protection Class II                             3,463              (568)             2,895
American Century VP International Class I                                       124               (56)                68
American Funds Global Growth Class 2                                          1,845              (851)               994
American Funds Global Small Capitalization Class 2                            1,402               (87)             1,315
American Funds Growth Class 2                                                 2,099              (841)             1,258
American Funds Growth-Income Class 2                                          4,700            (1,137)             3,563
American Funds High-Income Bond Class 2                                       2,627              (131)             2,496
American Funds International Class 2                                          8,812            (1,655)             7,157
American Funds U.S. Government/AAA-Rated Securities Class 2                   3,085            (1,438)             1,647
BlackRock Global Allocation V.I. Class I                                        674              (162)               512
Delaware VIP Diversified Income Standard Class                                  139               (18)               121
Delaware VIP Emerging Markets Standard Class                                  3,702            (1,426)             2,276
Delaware VIP High Yield Standard Class                                       32,217              (865)            31,352
Delaware VIP REIT Standard Class                                              1,694              (432)             1,262
Delaware VIP Small Cap Value Standard Class                                   1,666            (1,154)               512
Delaware VIP U.S. Growth Standard Class                                          --              (284)              (284)
Delaware VIP Value Standard Class                                               511               (95)               416
DWS Equity 500 Index VIP Class A                                              9,286            (1,226)             8,060
DWS Small Cap Index VIP Class A                                               1,301              (189)             1,112
Fidelity VIP Asset Manager Service Class                                      4,105            (1,126)             2,979
Fidelity VIP Contrafund Service Class                                         6,250            (2,096)             4,154
Fidelity VIP Equity-Income Service Class                                      6,816            (1,019)             5,797
Fidelity VIP Mid Cap Service Class                                              647              (580)                67
Fidelity VIP Overseas Service Class                                             345               (72)               273
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                          --               (18)               (18)
FTVIPT Franklin U.S. Government Class 1                                       5,626              (806)             4,820
FTVIPT Mutual Shares Securities Class 1                                       7,171              (169)             7,002
FTVIPT Templeton Global Bond Securities Class 1                               8,797              (538)             8,259
FTVIPT Templeton Growth Securities Class 1                                    4,580              (887)             3,693
Janus Aspen Series Balanced Service Class                                     9,163            (2,500)             6,663
Janus Aspen Series Flexible Bond Service Class                                   52                (7)                45
LVIP Baron Growth Opportunities Standard Class                                  301               (80)               221
LVIP Baron Growth Opportunities Service Class                                 1,885               (47)             1,838
LVIP BlackRock Equity Dividend RPM Standard Class                             1,452              (867)               585
LVIP Delaware Bond Standard Class                                            19,954            (3,752)            16,202
LVIP Delaware Foundation Aggressive Allocation Standard Class                   625              (138)               487
LVIP Delaware Growth and Income Standard Class                                1,687              (566)             1,121
LVIP Delaware Social Awareness Standard Class                                    12                (7)                 5
LVIP MFS Value Standard Class                                                 1,975                --              1,975
LVIP Mondrian International Value Standard Class                              6,134              (833)             5,301
LVIP Money Market Standard Class                                              1,442           (20,930)           (19,488)
LVIP Protected Profile Conservative Standard Class                              682               (57)               625
LVIP Protected Profile Growth Standard Class                                    423               (65)               358
LVIP Protected Profile Moderate Standard Class                                3,799              (458)             3,341
LVIP SSgA Global Tactical Allocation RPM Standard Class                         558               (53)               505
LVIP SSgA S&P 500 Index Standard Class                                          935              (393)               542
LVIP SSgA Small-Cap Index Standard Class                                        666              (393)               273
LVIP T. Rowe Price Growth Stock Standard Class                                   --                --                 --
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                      --               (59)               (59)
LVIP Templeton Growth RPM Standard Class                                      1,859              (394)             1,465
LVIP UBS Large Cap Growth RPM Standard Class                                     --               (14)               (14)
MFS VIT Total Return Initial Class                                           14,504            (1,755)            12,749
MFS VIT Utilities Initial Class                                               6,688              (478)             6,210
NB AMT Mid Cap Growth I Class                                                    --              (459)              (459)
NB AMT Mid Cap Intrinsic Value I Class                                          172              (173)                (1)

See accompanying notes.

                                                                                         DIVIDENDS
                                                                                           FROM              TOTAL
                                                                     NET REALIZED      NET REALIZED       NET REALIZED
                                                                      GAIN (LOSS)         GAIN ON          GAIN (LOSS)
SUBACCOUNT                                                          ON INVESTMENTS      INVESTMENTS      ON INVESTMENTS
----------                                                          ---------------   ---------------    ---------------
ABVPSF Global Thematic Growth Class A                               $          (125)  $            --    $          (125)
ABVPSF Growth and Income Class A                                                 23                --                 23
ABVPSF International Value Class A                                           (1,490)               --             (1,490)
ABVPSF Small/Mid Cap Value Class A                                           14,465             8,007             22,472
American Century VP Income & Growth Class I                                   4,607                --              4,607
American Century VP Inflation Protection Class II                             2,940             3,365              6,305
American Century VP International Class I                                       (97)               --                (97)
American Funds Global Growth Class 2                                          5,973                --              5,973
American Funds Global Small Capitalization Class 2                              380                --                380
American Funds Growth Class 2                                                69,387                --             69,387
American Funds Growth-Income Class 2                                            358                --                358
American Funds High-Income Bond Class 2                                          11                --                 11
American Funds International Class 2                                          8,950                --              8,950
American Funds U.S. Government/AAA-Rated Securities Class 2                   1,043             8,703              9,746
BlackRock Global Allocation V.I. Class I                                        (15)              131                116
Delaware VIP Diversified Income Standard Class                                    4               136                140
Delaware VIP Emerging Markets Standard Class                                  2,388                --              2,388
Delaware VIP High Yield Standard Class                                        5,207                --              5,207
Delaware VIP REIT Standard Class                                              8,626                --              8,626
Delaware VIP Small Cap Value Standard Class                                   2,936            19,668             22,604
Delaware VIP U.S. Growth Standard Class                                       6,540                --              6,540
Delaware VIP Value Standard Class                                                87                --                 87
DWS Equity 500 Index VIP Class A                                              9,050                --              9,050
DWS Small Cap Index VIP Class A                                               3,318                35              3,353
Fidelity VIP Asset Manager Service Class                                        523             2,137              2,660
Fidelity VIP Contrafund Service Class                                        16,784                --             16,784
Fidelity VIP Equity-Income Service Class                                      6,007            14,548             20,555
Fidelity VIP Mid Cap Service Class                                            7,274             9,945             17,219
Fidelity VIP Overseas Service Class                                               9                63                 72
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                          65               301                366
FTVIPT Franklin U.S. Government Class 1                                         250                --                250
FTVIPT Mutual Shares Securities Class 1                                      32,315                --             32,315
FTVIPT Templeton Global Bond Securities Class 1                               1,236               214              1,450
FTVIPT Templeton Growth Securities Class 1                                     (112)               --               (112)
Janus Aspen Series Balanced Service Class                                       859            24,760             25,619
Janus Aspen Series Flexible Bond Service Class                                    5                30                 35
LVIP Baron Growth Opportunities Standard Class                                  422             1,001              1,423
LVIP Baron Growth Opportunities Service Class                                 7,610             8,268             15,878
LVIP BlackRock Equity Dividend RPM Standard Class                               774                --                774
LVIP Delaware Bond Standard Class                                            12,472            26,511             38,983
LVIP Delaware Foundation Aggressive Allocation Standard Class                    13                --                 13
LVIP Delaware Growth and Income Standard Class                                 (173)              139                (34)
LVIP Delaware Social Awareness Standard Class                                     3               105                108
LVIP MFS Value Standard Class                                                    --                --                 --
LVIP Mondrian International Value Standard Class                               (507)               --               (507)
LVIP Money Market Standard Class                                                 --                25                 25
LVIP Protected Profile Conservative Standard Class                              956               113              1,069
LVIP Protected Profile Growth Standard Class                                     17                --                 17
LVIP Protected Profile Moderate Standard Class                                  143                --                143
LVIP SSgA Global Tactical Allocation RPM Standard Class                         130                --                130
LVIP SSgA S&P 500 Index Standard Class                                        3,820                --              3,820
LVIP SSgA Small-Cap Index Standard Class                                      4,921                --              4,921
LVIP T. Rowe Price Growth Stock Standard Class                                   --                --                 --
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                      39               373                412
LVIP Templeton Growth RPM Standard Class                                      1,474                --              1,474
LVIP UBS Large Cap Growth RPM Standard Class                                    367                --                367
MFS VIT Total Return Initial Class                                            4,147                --              4,147
MFS VIT Utilities Initial Class                                               7,223                --              7,223
NB AMT Mid Cap Growth I Class                                                 2,000                --              2,000
NB AMT Mid Cap Intrinsic Value I Class                                          116             7,411              7,527

                                                                      NET CHANGE       NET INCREASE
                                                                     IN UNREALIZED      (DECREASE)
                                                                    APPRECIATION OR    IN NET ASSETS
                                                                      DEPRECIATION      RESULTING
SUBACCOUNT                                                          ON INVESTMENTS   FROM OPERATIONS
----------                                                          ---------------  ----------------
ABVPSF Global Thematic Growth Class A                               $         2,233  $          2,057
ABVPSF Growth and Income Class A                                              1,084             1,200
ABVPSF International Value Class A                                            2,675             1,197
ABVPSF Small/Mid Cap Value Class A                                           17,940            41,688
American Century VP Income & Growth Class I                                   1,037             6,136
American Century VP Inflation Protection Class II                               620             9,820
American Century VP International Class I                                     2,778             2,749
American Funds Global Growth Class 2                                         35,747            42,714
American Funds Global Small Capitalization Class 2                           14,299            15,994
American Funds Growth Class 2                                                (6,861)           63,784
American Funds Growth-Income Class 2                                         39,994            43,915
American Funds High-Income Bond Class 2                                       1,122             3,629
American Funds International Class 2                                         89,818           105,925
American Funds U.S. Government/AAA-Rated Securities Class 2                  (7,091)            4,302
BlackRock Global Allocation V.I. Class I                                      3,611             4,239
Delaware VIP Diversified Income Standard Class                                   27               288
Delaware VIP Emerging Markets Standard Class                                 42,010            46,674
Delaware VIP High Yield Standard Class                                       15,814            52,373
Delaware VIP REIT Standard Class                                              6,843            16,731
Delaware VIP Small Cap Value Standard Class                                  13,324            36,440
Delaware VIP U.S. Growth Standard Class                                         115             6,371
Delaware VIP Value Standard Class                                             2,535             3,038
DWS Equity 500 Index VIP Class A                                             53,807            70,917
DWS Small Cap Index VIP Class A                                              15,029            19,494
Fidelity VIP Asset Manager Service Class                                     25,755            31,394
Fidelity VIP Contrafund Service Class                                        49,271            70,209
Fidelity VIP Equity-Income Service Class                                      8,763            35,115
Fidelity VIP Mid Cap Service Class                                            4,838            22,124
Fidelity VIP Overseas Service Class                                           3,098             3,443
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                          88               436
FTVIPT Franklin U.S. Government Class 1                                      (1,654)            3,416
FTVIPT Mutual Shares Securities Class 1                                        (524)           38,793
FTVIPT Templeton Global Bond Securities Class 1                               8,611            18,320
FTVIPT Templeton Growth Securities Class 1                                   34,695            38,276
Janus Aspen Series Balanced Service Class                                     9,348            41,630
Janus Aspen Series Flexible Bond Service Class                                   46               126
LVIP Baron Growth Opportunities Standard Class                                1,471             3,115
LVIP Baron Growth Opportunities Service Class                                 9,083            26,799
LVIP BlackRock Equity Dividend RPM Standard Class                            31,143            32,502
LVIP Delaware Bond Standard Class                                            11,590            66,775
LVIP Delaware Foundation Aggressive Allocation Standard Class                 3,608             4,108
LVIP Delaware Growth and Income Standard Class                               10,530            11,617
LVIP Delaware Social Awareness Standard Class                                    89               202
LVIP MFS Value Standard Class                                                  (755)            1,220
LVIP Mondrian International Value Standard Class                             13,770            18,564
LVIP Money Market Standard Class                                                 --           (19,463)
LVIP Protected Profile Conservative Standard Class                             (569)            1,125
LVIP Protected Profile Growth Standard Class                                    972             1,347
LVIP Protected Profile Moderate Standard Class                                6,493             9,977
LVIP SSgA Global Tactical Allocation RPM Standard Class                         104               739
LVIP SSgA S&P 500 Index Standard Class                                        9,786            14,148
LVIP SSgA Small-Cap Index Standard Class                                      9,131            14,325
LVIP T. Rowe Price Growth Stock Standard Class                                3,842             3,842
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                   1,680             2,033
LVIP Templeton Growth RPM Standard Class                                     15,606            18,545
LVIP UBS Large Cap Growth RPM Standard Class                                     46               399
MFS VIT Total Return Initial Class                                           36,791            53,687
MFS VIT Utilities Initial Class                                               1,396            14,829
NB AMT Mid Cap Growth I Class                                                 7,252             8,793
NB AMT Mid Cap Intrinsic Value I Class                                       (4,115)            3,411

See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                         ABVPSF                                                   ABVPSF
                                                         GLOBAL             ABVPSF             ABVPSF             SMALL/
                                                        THEMATIC          GROWTH AND        INTERNATIONAL         MID CAP
                                                         GROWTH             INCOME              VALUE             VALUE
                                                         CLASS A           CLASS A             CLASS A           CLASS A
                                                       SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS AT JANUARY 1, 2011                        $       327,499    $         6,685    $       120,571    $       229,888
Changes From Operations:
 - Net investment income (loss)                                   33                166              2,352                976
 - Net realized gain (loss) on
    investments                                               11,856               (336)           (24,545)            10,055
 - Net change in unrealized appreciation or
    depreciation on investments                              (19,507)              (300)           (11,538)           (28,115)
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                   (7,618)              (470)           (33,731)           (17,084)
Changes From Unit Transactions:
 - Contract purchases                                             --                 --             36,492             32,531
 - Contract withdrawals                                     (309,262)              (170)            (3,922)            (5,495)
 - Contract transfers                                          6,109              1,033           (109,771)           (29,262)
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                          (303,153)               863            (77,201)            (2,226)
                                                     ---------------    ---------------    ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (310,771)               393           (110,932)           (19,310)
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS AT DECEMBER 31, 2011                               16,728              7,078              9,639            210,578
Changes From Operations:
 - Net investment income (loss)                                  (51)                93                 12              1,276
 - Net realized gain (loss) on
    investments                                                 (125)                23             (1,490)            22,472
 - Net change in unrealized appreciation or
    depreciation on investments                                2,233              1,084              2,675             17,940
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                     2,057              1,200              1,197             41,688
Changes From Unit Transactions:
 - Contract purchases                                             --                 --              7,238             44,997
 - Contract withdrawals                                         (156)              (167)              (286)            (5,225)
 - Contract transfers                                         (5,764)                24            (16,018)            (8,161)
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                            (5,920)              (143)            (9,066)            31,611
                                                     ---------------    ---------------    ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (3,863)             1,057             (7,869)            73,299
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS AT DECEMBER 31, 2012                      $        12,865    $         8,135    $         1,770    $       283,877
                                                     ===============    ===============    ===============    ===============

See accompanying notes.

                                                  AMERICAN         AMERICAN                         AMERICAN
                                                 CENTURY VP       CENTURY VP        AMERICAN         FUNDS
                                                  INCOME &        INFLATION        CENTURY VP        GLOBAL
                                                   GROWTH         PROTECTION      INTERNATIONAL      GROWTH
                                                  CLASS I          CLASS II          CLASS I         CLASS 2
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                               --------------   --------------   --------------   --------------
NET ASSETS AT JANUARY 1, 2011                  $        1,364   $      145,302   $       11,160   $      242,450
Changes From Operations:
 - Net investment income (loss)                           300            5,265              189            2,060
 - Net realized gain (loss) on
    investments                                          (571)           5,067              994            5,000
 - Net change in unrealized appreciation or
    depreciation on investments                           346            5,249           (3,569)         (27,328)
                                               --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                75           15,581           (2,386)         (20,268)
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --               --
 - Contract withdrawals                                  (187)          (7,787)            (201)         (14,915)
 - Contract transfers                                  38,618          (15,778)           7,887              744
                                               --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                     38,431          (23,565)           7,686          (14,171)
                                               --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                38,506           (7,984)           5,300          (34,439)
                                               --------------   --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2011                        39,870          137,318           16,460          208,011
Changes From Operations:
 - Net investment income (loss)                           492            2,895               68              994
 - Net realized gain (loss) on
    investments                                         4,607            6,305              (97)           5,973
 - Net change in unrealized appreciation or
    depreciation on investments                         1,037              620            2,778           35,747
                                               --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             6,136            9,820            2,749           42,714
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --               --
 - Contract withdrawals                                  (760)          (8,006)            (209)         (15,120)
 - Contract transfers                                 (29,375)           5,629           (5,933)         (20,082)
                                               --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   (30,135)          (2,377)          (6,142)         (35,202)
                                               --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (23,999)           7,443           (3,393)           7,512
                                               --------------   --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2012                $       15,871   $      144,761   $       13,067   $      215,523
                                               ==============   ==============   ==============   ==============

                                                  AMERICAN                                           AMERICAN
                                                    FUNDS          AMERICAN        AMERICAN           FUNDS           AMERICAN
                                                GLOBAL SMALL         FUNDS           FUNDS         HIGH-INCOME          FUNDS
                                               CAPITALIZATION        GROWTH      GROWTH-INCOME         BOND         INTERNATIONAL
                                                   CLASS 2          CLASS 2          CLASS 2          CLASS 2          CLASS 2
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                               --------------   --------------   --------------   --------------   --------------
NET ASSETS AT JANUARY 1, 2011                  $      105,439   $    2,461,063   $    1,348,196   $       18,524   $      566,975
Changes From Operations:
 - Net investment income (loss)                         1,203            1,428            3,123            1,478            9,864
 - Net realized gain (loss) on
    investments                                         1,073          575,441           96,106             (162)           5,868
 - Net change in unrealized appreciation or
    depreciation on investments                       (22,333)        (573,721)         (93,128)          (1,476)         (95,541)
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           (20,057)           3,148            6,101             (160)         (79,809)
Changes From Unit Transactions:
 - Contract purchases                                   8,649           29,583               --            8,814            9,574
 - Contract withdrawals                                (2,062)      (2,088,678)      (1,102,188)            (515)         (24,364)
 - Contract transfers                                  (7,370)          (7,797)           7,256           (7,770)         153,250
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                       (783)      (2,066,892)      (1,094,932)             529          138,460
                                               --------------   --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (20,840)      (2,063,744)      (1,088,831)             369           58,651
                                               --------------   --------------   --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2011                        84,599          397,319          259,365           18,893          625,626
Changes From Operations:
 - Net investment income (loss)                         1,315            1,258            3,563            2,496            7,157
 - Net realized gain (loss) on
    investments                                           380           69,387              358               11            8,950
 - Net change in unrealized appreciation or
    depreciation on investments                        14,299           (6,861)          39,994            1,122           89,818
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            15,994           63,784           43,915            3,629          105,925
Changes From Unit Transactions:
 - Contract purchases                                  17,092           45,427               --               --           52,897
 - Contract withdrawals                                (2,136)         (22,884)          (3,544)            (546)         (25,434)
 - Contract transfers                                   8,531         (274,569)              47           16,271         (139,135)
                                               --------------   --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                     23,487         (252,026)          (3,497)          15,725         (111,672)
                                               --------------   --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                39,481         (188,242)          40,418           19,354           (5,747)
                                               --------------   --------------   --------------   --------------   --------------
NET ASSETS AT DECEMBER 31, 2012                $      124,080   $      209,077   $      299,783   $       38,247   $      619,879
                                               ==============   ==============   ==============   ==============   ==============

See accompanying notes.

                                                         AMERICAN
                                                        FUNDS U.S.                            DELAWARE           DELAWARE
                                                        GOVERNMENT/        BLACKROCK             VIP                VIP
                                                         AAA-RATED           GLOBAL          DIVERSIFIED         EMERGING
                                                        SECURITIES      ALLOCATION V.I.         INCOME             MARKETS
                                                          CLASS 2           CLASS I         STANDARD CLASS     STANDARD CLASS
                                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS AT JANUARY 1, 2011                        $       287,404    $        39,157    $         7,123    $     4,813,355
Changes From Operations:
 - Net investment income (loss)                                3,805                758                415              5,350
 - Net realized gain (loss) on
    investments                                                7,415              1,304                703            953,038
 - Net change in unrealized appreciation or
    depreciation on investments                                8,192             (3,721)              (630)        (1,123,433)
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                   19,412             (1,659)               488           (165,045)
Changes From Unit Transactions:
 - Contract purchases                                             --              6,435                 --              6,443
 - Contract withdrawals                                       (3,972)            (4,953)              (138)        (4,333,963)
 - Contract transfers                                         (6,799)                --             (3,176)             7,071
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                           (10,771)             1,482             (3,314)        (4,320,449)
                                                     ---------------    ---------------    ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        8,641               (177)            (2,826)        (4,485,494)
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS AT DECEMBER 31, 2011                              296,045             38,980              4,297            327,861
Changes From Operations:
 - Net investment income (loss)                                1,647                512                121              2,276
 - Net realized gain (loss) on
    investments                                                9,746                116                140              2,388
 - Net change in unrealized appreciation or
    depreciation on investments                               (7,091)             3,611                 27             42,010
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    4,302              4,239                288             46,674
Changes From Unit Transactions:
 - Contract purchases                                             --             10,016                 --             10,017
 - Contract withdrawals                                       (4,752)            (8,671)              (104)           (17,889)
 - Contract transfers                                          7,578                 --                 24             12,657
                                                     ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                             2,826              1,345                (80)             4,785
                                                     ---------------    ---------------    ---------------    ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        7,128              5,584                208             51,459
                                                     ---------------    ---------------    ---------------    ---------------
NET ASSETS AT DECEMBER 31, 2012                      $       303,173    $        44,564    $         4,505    $       379,320
                                                     ===============    ===============    ===============    ===============

See accompanying notes.

                                                                  DELAWARE
                                                                    VIP                             DELAWARE
                                                  DELAWARE       LIMITED-TERM       DELAWARE          VIP
                                                    VIP          DIVERSIFIED          VIP           SMALL CAP
                                                HIGH YIELD         INCOME             REIT            VALUE
                                               STANDARD CLASS   STANDARD CLASS   STANDARD CLASS  STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $     1,564,055  $        39,963  $     1,336,073  $       269,732
Changes From Operations:
 - Net investment income (loss)                        19,788              398            1,584              248
 - Net realized gain (loss) on
    investments                                       169,127            2,395          238,656            2,098
 - Net change in unrealized appreciation or
    depreciation on investments                      (153,110)          (1,998)        (197,933)          (6,871)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            35,805              795           42,307           (4,525)
Changes From Unit Transactions:
 - Contract purchases                                   5,817               --               --            6,435
 - Contract withdrawals                            (1,380,099)            (251)      (1,247,697)          (7,997)
 - Contract transfers                                  35,753          (40,507)         (20,788)           4,800
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                 (1,338,529)         (40,758)      (1,268,485)           3,238
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,302,724)         (39,963)      (1,226,178)          (1,287)
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                       261,331               --          109,895          268,445
Changes From Operations:
 - Net investment income (loss)                        31,352               --            1,262              512
 - Net realized gain (loss) on
    investments                                         5,207               --            8,626           22,604
 - Net change in unrealized appreciation or
    depreciation on investments                        15,814               --            6,843           13,324
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            52,373               --           16,731           36,440
Changes From Unit Transactions:
 - Contract purchases                                  27,580               --               --           10,017
 - Contract withdrawals                               (17,109)              --           (7,633)         (12,929)
 - Contract transfers                                  (7,665)              --           (8,858)           1,744
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                      2,806               --          (16,491)          (1,168)
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                55,179               --              240           35,272
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $       316,510  $            --  $       110,135  $       303,717
                                              ===============  ===============  ===============  ===============

                                                                                      DWS              DWS
                                                 DELAWARE         DELAWARE          EQUITY          SMALL CAP
                                                    VIP              VIP           500 INDEX          INDEX         FIDELITY VIP
                                                U.S. GROWTH         VALUE             VIP              VIP         ASSET MANAGER
                                               STANDARD CLASS   STANDARD CLASS      CLASS A          CLASS A       SERVICE CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $        41,950  $        10,631  $       644,707  $        93,382  $       274,763
Changes From Operations:
 - Net investment income (loss)                           (87)             318            9,046              731            4,095
 - Net realized gain (loss) on
    investments                                         2,923            1,073           29,601            2,476            1,726
 - Net change in unrealized appreciation or
    depreciation on investments                           543              174          (40,166)          (7,225)         (14,194)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             3,379            1,565           (1,519)          (4,018)          (8,373)
Changes From Unit Transactions:
 - Contract purchases                                      --               --           49,457            8,597               --
 - Contract withdrawals                                  (497)            (417)         (15,783)          (2,354)          (3,086)
 - Contract transfers                                   9,134            9,439         (247,518)          14,335               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                      8,637            9,022         (213,844)          20,578           (3,086)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                12,016           10,587         (215,363)          16,560          (11,459)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                        53,966           21,218          429,344          109,942          263,304
Changes From Operations:
 - Net investment income (loss)                          (284)             416            8,060            1,112            2,979
 - Net realized gain (loss) on
    investments                                         6,540               87            9,050            3,353            2,660
 - Net change in unrealized appreciation or
    depreciation on investments                           115            2,535           53,807           15,029           25,755
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             6,371            3,038           70,917           19,494           31,394
Changes From Unit Transactions:
 - Contract purchases                                      --               --           64,697           22,586               --
 - Contract withdrawals                                  (965)            (616)         (19,911)          (3,171)          (3,505)
 - Contract transfers                                  23,127            4,824          248,243           23,274               --
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                     22,162            4,208          293,029           42,689           (3,505)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                28,533            7,246          363,946           62,183           27,889
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $        82,499  $        28,464  $       793,290  $       172,125  $       291,193
                                              ===============  ===============  ===============  ===============  ===============

See accompanying notes.

                                               FIDELITY VIP      FIDELITY VIP     FIDELITY VIP    FIDELITY VIP
                                                CONTRAFUND      EQUITY-INCOME       MID CAP         OVERSEAS
                                               SERVICE CLASS    SERVICE CLASS    SERVICE CLASS    SERVICE CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $     2,170,839  $       251,580  $     3,056,789  $        55,378
Changes From Operations:
 - Net investment income (loss)                         2,017            4,537             (373)             181
 - Net realized gain (loss) on
    investments                                       303,461            6,538        1,094,463            3,541
 - Net change in unrealized appreciation or
    depreciation on investments                      (283,637)          (9,718)      (1,088,487)          (7,126)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            21,841            1,357            5,603           (3,404)
Changes From Unit Transactions:
 - Contract purchases                                      --               --            6,441               --
 - Contract withdrawals                            (1,780,162)         (15,329)      (2,886,220)            (264)
 - Contract transfers                                  (6,382)         (13,784)         (14,951)         (34,233)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                 (1,786,544)         (29,113)      (2,894,730)         (34,497)
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,764,703)         (27,756)      (2,889,127)         (37,901)
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                       406,136          223,824          167,662           17,477
Changes From Operations:
 - Net investment income (loss)                         4,154            5,797               67              273
 - Net realized gain (loss) on
    investments                                        16,784           20,555           17,219               72
 - Net change in unrealized appreciation or
    depreciation on investments                        49,271            8,763            4,838            3,098
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            70,209           35,115           22,124            3,443
Changes From Unit Transactions:
 - Contract purchases                                      --               --           10,016               --
 - Contract withdrawals                               (12,780)         (15,658)         (10,534)            (229)
 - Contract transfers                                  42,760          (12,060)         (63,026)          (1,315)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                     29,980          (27,718)         (63,544)          (1,544)
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               100,189            7,397          (41,420)           1,899
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $       506,325  $       231,221  $       126,242  $        19,376
                                              ===============  ===============  ===============  ===============

See accompanying notes.

                                                   FTVIPT
                                                  FRANKLIN                           FTVIPT          FTVIPT
                                                  SMALL-MID        FTVIPT            MUTUAL         TEMPLETON
                                                 CAP GROWTH       FRANKLIN           SHARES        GLOBAL BOND
                                                 SECURITIES    U.S. GOVERNMENT     SECURITIES      SECURITIES
                                                   CLASS 1         CLASS 1           CLASS 1         CLASS 1
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $         4,470  $       192,226  $     3,051,690  $       184,716
Changes From Operations:
 - Net investment income (loss)                           (17)           5,667            6,934            7,205
 - Net realized gain (loss) on
    investments                                            59              201          293,956            9,524
 - Net change in unrealized appreciation or
    depreciation on investments                          (258)           4,715         (248,525)         (17,630)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              (216)          10,583           52,365             (901)
Changes From Unit Transactions:
 - Contract purchases                                      --               --           39,490               --
 - Contract withdrawals                                  (145)          (2,232)      (2,900,726)          (7,770)
 - Contract transfers                                      --               --           40,315          (55,672)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                       (145)          (2,232)      (2,820,921)         (63,442)
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (361)           8,351       (2,768,556)         (64,343)
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                         4,109          200,577          283,134          120,373
Changes From Operations:
 - Net investment income (loss)                           (18)           4,820            7,002            8,259
 - Net realized gain (loss) on
    investments                                           366              250           32,315            1,450
 - Net change in unrealized appreciation or
    depreciation on investments                            88           (1,654)            (524)           8,611
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               436            3,416           38,793           18,320
Changes From Unit Transactions:
 - Contract purchases                                      --               --           63,079               --
 - Contract withdrawals                                  (163)          (2,525)         (14,245)          (8,079)
 - Contract transfers                                      --               --         (323,474)          10,427
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                       (163)          (2,525)        (274,640)           2,348
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   273              891         (235,847)          20,668
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $         4,382  $       201,468  $        47,287  $       141,041
                                              ===============  ===============  ===============  ===============

                                                                                     JANUS
                                                   FTVIPT                            ASPEN             LVIP             LVIP
                                                  TEMPLETON         JANUS            SERIES           BARON            BARON
                                                   GROWTH        ASPEN SERIES       FLEXIBLE         GROWTH           GROWTH
                                                 SECURITIES       BALANCED            BOND        OPPORTUNITIES    OPPORTUNITIES
                                                   CLASS 1      SERVICE CLASS    SERVICE CLASS   STANDARD CLASS    SERVICE CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $       203,195  $       334,115  $         1,640  $        14,193  $        83,487
Changes From Operations:
 - Net investment income (loss)                         2,310            5,017               49              (66)             (49)
 - Net realized gain (loss) on
    investments                                           (81)          17,837               93              (23)           3,935
 - Net change in unrealized appreciation or
    depreciation on investments                       (16,570)         (20,645)             (47)             375           (2,346)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           (14,341)           2,209               95              286            1,540
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --            7,675            5,976
 - Contract withdrawals                                (2,516)          (4,057)             (55)            (393)          (2,622)
 - Contract transfers                                  (1,485)              --               --           (5,398)          46,979
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                     (4,001)          (4,057)             (55)           1,884           50,333
                                              ---------------  ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (18,342)          (1,848)              40            2,170           51,873
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                       184,853          332,267            1,680           16,363          135,360
Changes From Operations:
 - Net investment income (loss)                         3,693            6,663               45              221            1,838
 - Net realized gain (loss) on
    investments                                          (112)          25,619               35            1,423           15,878
 - Net change in unrealized appreciation or
    depreciation on investments                        34,695            9,348               46            1,471            9,083
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            38,276           41,630              126            3,115           26,799
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --               --           28,134
 - Contract withdrawals                                (2,765)          (4,239)             (64)            (297)          (3,531)
 - Contract transfers                                     100               --               --            3,254          (18,605)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                     (2,665)          (4,239)             (64)           2,957            5,998
                                              ---------------  ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                35,611           37,391               62            6,072           32,797
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $       220,464  $       369,658  $         1,742  $        22,435  $       168,157
                                              ===============  ===============  ===============  ===============  ===============

See accompanying notes.

                                                   LVIP                              LVIP
                                                 BLACKROCK                         DELAWARE           LVIP
                                                  EQUITY            LVIP          FOUNDATION        DELAWARE
                                                 DIVIDEND         DELAWARE        AGGRESSIVE       GROWTH AND
                                                    RPM             BOND          ALLOCATION         INCOME
                                              STANDARD CLASS   STANDARD CLASS   STANDARD CLASS   STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $       203,127  $     2,055,556  $        35,655  $        63,574
Changes From Operations:
 - Net investment income (loss)                         1,247           31,504              595              316
 - Net realized gain (loss) on
    investments                                           101           29,543             (515)           3,468
 - Net change in unrealized appreciation or
    depreciation on investments                        (8,151)          15,660           (1,388)          (3,214)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            (6,803)          76,707           (1,308)             570
Changes From Unit Transactions:
 - Contract purchases                                      --          133,442               --               --
 - Contract withdrawals                                (2,360)      (1,121,817)            (400)            (680)
 - Contract transfers                                  10,100          (90,850)          (1,899)         (12,434)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                      7,740       (1,079,225)          (2,299)         (13,114)
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   937       (1,002,518)          (3,607)         (12,544)
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                       204,064        1,053,038           32,048           51,030
Changes From Operations:
 - Net investment income (loss)                           585           16,202              487            1,121
 - Net realized gain (loss) on
    investments                                           774           38,983               13              (34)
 - Net change in unrealized appreciation or
    depreciation on investments                        31,143           11,590            3,608           10,530
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            32,502           66,775            4,108           11,617
Changes From Unit Transactions:
 - Contract purchases                                      --          146,748               --               --
 - Contract withdrawals                                (2,723)         (61,075)            (392)          (6,936)
 - Contract transfers                                  (9,593)        (207,547)             347          101,349
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                    (12,316)        (121,874)             (45)          94,413
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                20,186          (55,099)           4,063          106,030
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $       224,250  $       997,939  $        36,111  $       157,060
                                              ===============  ===============  ===============  ===============

See accompanying notes.

                                                   LVIP                              LVIP
                                                 DELAWARE                          MONDRIAN           LVIP
                                                  SOCIAL            LVIP        INTERNATIONAL        MONEY
                                                 AWARENESS       MFS VALUE          VALUE            MARKET
                                              STANDARD CLASS   STANDARD CLASS   STANDARD CLASS   STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $         1,395  $            --  $     2,581,890  $     5,474,343
Changes From Operations:
 - Net investment income (loss)                             5               --            5,903          (19,827)
 - Net realized gain (loss) on
    investments                                             1               --          240,727                6
 - Net change in unrealized appreciation or
    depreciation on investments                            (3)              --         (191,056)              --
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                 3               --           55,574          (19,821)
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --           84,979
 - Contract withdrawals                                   (18)              --       (2,434,870)        (121,536)
 - Contract transfers                                      --               --            1,400          319,897
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                        (18)              --       (2,433,470)         283,340
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (15)              --       (2,377,896)         263,519
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                         1,380               --          203,994        5,737,862
Changes From Operations:
 - Net investment income (loss)                             5            1,975            5,301          (19,488)
 - Net realized gain (loss) on
    investments                                           108               --             (507)              25
 - Net change in unrealized appreciation or
    depreciation on investments                            89             (755)          13,770               --
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               202            1,220           18,564          (19,463)
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --           81,222
 - Contract withdrawals                                   (20)            (418)          (2,612)        (126,929)
 - Contract transfers                                      --          166,800               24          201,606
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                        (20)         166,382           (2,588)         155,899
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   182          167,602           15,976          136,436
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $         1,562  $       167,602  $       219,970  $     5,874,298
                                              ===============  ===============  ===============  ===============

                                                                                                                    LVIP SSGA
                                                   LVIP             LVIP             LVIP                             GLOBAL
                                                 PROTECTED        PROTECTED        PROTECTED          LVIP           TACTICAL
                                                  PROFILE          PROFILE          PROFILE           SSGA          ALLOCATION
                                               CONSERVATIVE        GROWTH          MODERATE        BOND INDEX           RPM
                                              STANDARD CLASS   STANDARD CLASS   STANDARD CLASS   STANDARD CLASS   STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $       742,334  $        13,773  $       108,351  $     1,915,545  $         5,852
Changes From Operations:
 - Net investment income (loss)                           176              321            1,524               --               (2)
 - Net realized gain (loss) on
    investments                                        79,024              (49)              83           40,007              879
 - Net change in unrealized appreciation or
    depreciation on investments                       (73,451)          (1,064)            (759)         (35,825)            (827)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             5,749             (792)             848            4,182               50
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --               --               --
 - Contract withdrawals                              (711,843)            (226)          (1,101)      (1,919,727)              (5)
 - Contract transfers                                 (28,816)           2,660            1,100               --           (5,897)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                   (740,659)           2,434               (1)      (1,919,727)          (5,902)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (734,910)           1,642              847       (1,915,545)          (5,852)
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                         7,424           15,415          109,198               --               --
Changes From Operations:
 - Net investment income (loss)                           625              358            3,341               --              505
 - Net realized gain (loss) on
    investments                                         1,069               17              143               --              130
 - Net change in unrealized appreciation or
    depreciation on investments                          (569)             972            6,493               --              104
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             1,125            1,347            9,977               --              739
Changes From Unit Transactions:
 - Contract purchases                                      --               --               --               --               --
 - Contract withdrawals                                  (215)            (237)          (1,547)              --             (232)
 - Contract transfers                                    (399)             200            1,213               --            7,334
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                       (614)             (37)            (334)              --            7,102
                                              ---------------  ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   511            1,310            9,643               --            7,841
                                              ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $         7,935  $        16,725  $       118,841  $            --  $         7,841
                                              ===============  ===============  ===============  ===============  ===============

See accompanying notes.

                                                                                                       LVIP
                                                   LVIP             LVIP                          T. ROWE PRICE
                                                   SSGA             SSGA             LVIP          STRUCTURED
                                                  S&P 500         SMALL-CAP      T. ROWE PRICE       MID-CAP
                                                   INDEX            INDEX        GROWTH STOCK        GROWTH
                                              STANDARD CLASS   STANDARD CLASS   STANDARD CLASS   STANDARD CLASS
                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT JANUARY 1, 2011                 $     3,342,995  $     1,611,305  $            --  $         2,428
Changes From Operations:
 - Net investment income (loss)                           489              (63)              --              (30)
 - Net realized gain (loss) on
    investments                                       593,998          333,288               --            1,023
 - Net change in unrealized appreciation or
    depreciation on investments                      (541,846)        (352,889)              --             (354)
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            52,641          (19,664)              --              639
Changes From Unit Transactions:
 - Contract purchases                                   1,277               --               --                9
 - Contract withdrawals                            (3,292,608)      (1,493,939)              --             (103)
 - Contract transfers                                  (7,454)          (2,593)              --            8,793
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                 (3,298,785)      (1,496,532)              --            8,699
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,246,144)      (1,516,196)              --            9,338
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                        96,851           95,109               --           11,766
Changes From Operations:
 - Net investment income (loss)                           542              273               --              (59)
 - Net realized gain (loss) on
    investments                                         3,820            4,921               --              412
 - Net change in unrealized appreciation or
    depreciation on investments                         9,786            9,131            3,842            1,680
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                            14,148           14,325            3,842            2,033
Changes From Unit Transactions:
 - Contract purchases                                   1,606               --               --               --
 - Contract withdrawals                                (7,735)          (7,454)            (545)            (280)
 - Contract transfers                                  (3,740)          (1,100)         224,482            7,909
                                              ---------------  ---------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                     (9,869)          (8,554)         223,937            7,629
                                              ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,279            5,771          227,779            9,662
                                              ---------------  ---------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012               $       101,130  $       100,880  $       227,779  $        21,428
                                              ===============  ===============  ===============  ===============

See accompanying notes.

                                                                LVIP                                                     NB AMT
                                              LVIP              UBS                                        NB AMT        MID CAP
                                            TEMPLETON        LARGE CAP      MFS VIT        MFS VIT         MID CAP      INTRINSIC
                                           GROWTH RPM       GROWTH RPM   TOTAL RETURN     UTILITIES       GROWTH I       VALUE I
                                         STANDARD CLASS  STANDARD CLASS  INITIAL CLASS  INITIAL CLASS      CLASS          CLASS
                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                         --------------  --------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2011            $      108,969  $        1,107  $     461,964  $     120,146  $      83,743  $      25,270
Changes From Operations:
 - Net investment income (loss)                   1,727              (1)        10,947          3,199           (403)           (11)
 - Net realized gain (loss) on
    investments                                   1,092               2            856          4,610          4,700            140
 - Net change in unrealized appreciation
    or depreciation on investments               (5,955)            (28)        (5,480)          (196)        (5,114)        (1,906)
                                         --------------  --------------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      (3,136)            (27)         6,323          7,613           (817)        (1,777)
Changes From Unit Transactions:
 - Contract purchases                                --              --         15,399             --             --             --
 - Contract withdrawals                          (7,297)            (18)        (6,395)        (7,508)        (1,955)          (507)
 - Contract transfers                            (3,961)          1,600          5,841          3,145        (10,298)            --
                                         --------------  --------------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS              (11,258)          1,582         14,845         (4,363)       (12,253)          (507)
                                         --------------  --------------  -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (14,394)          1,555         21,168          3,250        (13,070)        (2,284)
                                         --------------  --------------  -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2011                  94,575           2,662        483,132        123,396         70,673         22,986
Changes From Operations:
 - Net investment income (loss)                   1,465             (14)        12,749          6,210           (459)            (1)
 - Net realized gain (loss) on
    investments                                   1,474             367          4,147          7,223          2,000          7,527
 - Net change in unrealized appreciation
    or depreciation on investments               15,606              46         36,791          1,396          7,252         (4,115)
                                         --------------  --------------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      18,545             399         53,687         14,829          8,793          3,411
Changes From Unit Transactions:
 - Contract purchases                                --              --         14,508             --             --             --
 - Contract withdrawals                          (7,473)            (44)        (7,278)        (7,923)        (2,306)          (540)
 - Contract transfers                            (5,940)            223         (2,727)       (26,315)        24,916          3,100
                                         --------------  --------------  -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS              (13,413)            179          4,503        (34,238)        22,610          2,560
                                         --------------  --------------  -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           5,132             578         58,190        (19,409)        31,403          5,971
                                         --------------  --------------  -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012          $       99,707  $        3,240  $     541,322  $     103,987  $     102,076  $      28,957
                                         ==============  ==============  =============  =============  =============  =============

See accompanying notes.

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

  - Lincoln CVUL Series III
  - Lincoln Corporate Commitment VUL
  - Lincoln Corporate Variable 4
  - Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fifteen available mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Portfolio
     ABVPSF Growth and Income Class A Portfolio
     ABVPSF International Value Class A Portfolio
     ABVPSF Large Cap Growth Class A Portfolio**
     ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Income & Growth Class I Fund
     American Century VP Inflation Protection Class II Fund
     American Century VP International Class I Fund

American Funds Insurance Series (American Funds):
     American Funds Global Growth Class 2 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 2 Fund
     American Funds International Class 2 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series
     Delaware VIP Emerging Markets Standard Class Series
     Delaware VIP High Yield Standard Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP REIT Standard Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Smid Cap Growth Standard Class Series**
     Delaware VIP U.S. Growth Standard Class Series
     Delaware VIP Value Standard Class Series

DWS Variable Series II (DWS):
     DWS Alternative Asset Allocation VIP Class A Portfolio**

DWS Investments VIT Funds (DWS)
     DWS Equity 500 Index VIP Class A Portfolio
     DWS Small Cap Index VIP Class A Portfolio

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Service Class Portfolio
     Fidelity VIP Contrafund Service Class Portfolio
     Fidelity VIP Equity-Income Service Class Portfolio
     Fidelity VIP Growth Service Class Portfolio**
     Fidelity VIP Mid Cap Service Class Portfolio
     Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund**
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
     FTVIPT Franklin U.S. Government Class 1 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund
     FTVIPT Templeton Global Bond Securities Class 1 Fund
     FTVIPT Templeton Growth Securities Class 1 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Mid Cap Value Service Class Fund**

Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Growth and Income Series I Fund**
     Invesco V.I. International Growth Series I Fund**
     Invesco Van Kampen V.I. American Franchise Series I Fund**

Janus Aspen Series:
     Janus Aspen Series Balanced Service Class Portfolio Janus Aspen Series Enterprise Service Class Portfolio** Janus Aspen Series Flexible Bond Service Class Portfolio Janus Aspen Series Worldwide Service Class Portfolio**

Lincoln Variable Insurance Products Trust (LVIP):*
     LVIP Baron Growth Opportunities Standard Class Fund
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Emerging Markets Index RPM Standard Class Fund**
     LVIP BlackRock Equity Dividend RPM Standard Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund**
     LVIP Capital Growth Standard Class Fund**
     LVIP Clarion Global Real Estate Standard Class Fund**
     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund**
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund**
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
     LVIP Delaware Growth and Income Standard Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund**
     LVIP Dimensional Non-U.S. Equity Standard Class Fund**
     LVIP Dimensional U.S. Equity Standard Class Fund**
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
     LVIP Global Income Standard Class Fund**
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP JPMorgan Mid Cap Value RPM Standard Class Fund**
     LVIP MFS International Growth Standard Class Fund**
     LVIP MFS Value Standard Class Fund
     LVIP Mid-Cap Value Standard Class Fund**
     LVIP Mondrian International Value Standard Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Protected Profile 2010 Standard Class Fund**
     LVIP Protected Profile 2020 Standard Class Fund**
     LVIP Protected Profile 2030 Standard Class Fund**
     LVIP Protected Profile 2040 Standard Class Fund**
     LVIP Protected Profile 2050 Standard Class Fund**
     LVIP Protected Profile Conservative Standard Class Fund
     LVIP Protected Profile Growth Standard Class Fund
     LVIP Protected Profile Moderate Standard Class Fund
     LVIP SSgA Bond Index Standard Class Fund**
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Developed International 150 Standard Class Fund**
     LVIP SSgA Emerging Markets 100 Standard Class Fund**
     LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
     LVIP SSgA International Index Standard Class Fund**
     LVIP SSgA Large Cap 100 Standard Class Fund**
     LVIP SSgA Moderate Index Allocation Standard Class Fund**
     LVIP SSgA Moderate Structured Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
     LVIP T. Rowe Price Growth Stock Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP Templeton Growth RPM Standard Class Fund
     LVIP UBS Large Cap Growth RPM Standard Class Fund
     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard International Equity ETF Standard Class Fund**

M Fund, Inc. (M):
     M Business Opportunity Value Fund**
     M Capital Appreciation Fund**
     M International Equity Fund**
     M Large Cap Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Initial Class Series**
     MFS VIT Growth Initial Class Series**
     MFS VIT Total Return Initial Class Series
     MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid Cap Growth I Class Portfolio
     NB AMT Mid Cap Intrinsic Value I Class Portfolio

PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT CommodityRealReturn Administrative Class Fund**

Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Class IB Fund**

T. Rowe Price Equity Series, Inc. (T. Rowe Price):
     T. Rowe Price Equity Income Portfolio**

*   Denotes an affiliate of the Company.
**  Available fund with no money invested at December 31, 2012.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2011, the following funds became available as investment options for account contract owners:

LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Protected 2050 Profile Standard Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                                  NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2010 Profile Standard Class Fund                      LVIP Protected Profile 2010 Standard Class Fund
LVIP Wilshire 2020 Profile Standard Class Fund                      LVIP Protected Profile 2020 Standard Class Fund
LVIP Wilshire 2030 Profile Standard Class Fund                      LVIP Protected Profile 2030 Standard Class Fund
LVIP Wilshire 2040 Profile Standard Class Fund                      LVIP Protected Profile 2040 Standard Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund              LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund     LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund                  LVIP Protected Profile Moderate Standard Class Fund

During 2012, the Goldman Sachs VIT Mid Cap Value Service Class Fund, the Invesco V.I. Growth and Income Series I Fund, the Invesco Van Kampen V.I. American Franchise Series I Fund, the LVIP BlackRock Emerging Markets Index RPM Standard Class Fund and the T. Rowe Price Equity Income Portfolio became available as investment options for account contract owners.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2012, the following funds changed their names:

PREVIOUS FUND NAME                                                  NEW FUND NAME
---------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio         DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund                LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund                 LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                      LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund               LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund            LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                           LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                 LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Regency I Class Portfolio                                    NB AMT Mid Cap Intrinsic Value I Class Portfolio

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

- Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $10,686 and $10,942 for the years ended December 31, 2012 and 2011, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2012 and 2011, amounted to $18,685 and $13,790, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the

Company and is not included in these financial statements. The administrative charges for the years ended December 31, 2012 and 2011, amounted to $7,404 and $14,764, respectively. The cost of insurance charges for the years ended December 31, 2012 and 2011, amounted to $381,732 and $382,388, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2012 and 2011, no transfer fees were deducted from the variable subaccounts.

3.  FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                              MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                            MINIMUM    MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE        FEE        UNIT        UNIT       UNITS                  TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR     DATE(1)   RATE(2)    RATE(2)    VALUE(3)    VALUE(3)  OUTSTANDING NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
           2012                   0.40%       0.40% $    12.91 $    12.91         997 $   12,865      13.06%     13.06%       0.00%
           2011                   0.40%       0.40%      11.41      11.41       1,466     16,728     -23.53%    -23.53%       0.23%
           2010                   0.00%       0.40%      13.24      14.93      24,605    327,499      18.46%     18.93%       3.78%
           2009                   0.00%       0.40%      11.13      12.60      68,444    763,024      52.87%     53.49%       0.00%
           2008      2/8/08       0.00%       0.40%       7.25       8.24      18,217    133,119     -42.29%    -35.69%       0.00%

ABVPSF GROWTH AND INCOME CLASS A
           2012                   0.40%       0.40%      14.05      14.05         579      8,135      17.06%     17.06%       1.59%
           2011                   0.40%       0.40%      12.00      12.00         590      7,078       5.89%      5.89%       1.71%
           2010                   0.40%       0.40%      11.33      11.33         590      6,685      12.65%     12.65%       0.00%
           2009                   0.40%       0.40%      10.06      10.06       1,405     14,135      20.34%     20.34%       4.99%
           2008                   0.40%       0.40%       8.36       8.36      38,532    322,113     -40.84%    -40.84%       2.27%

ABVPSF INTERNATIONAL VALUE CLASS A
           2012                   0.40%       0.40%       7.53       7.53         235      1,770      14.04%     14.04%       0.69%
           2011                   0.40%       0.40%         --         --       1,459      9,639       0.00%      0.00%       1.79%
           2010                   0.00%       0.00%       8.36       8.36      14,414    120,571       4.59%      4.59%       2.66%
           2009                   0.00%       0.00%       8.00       8.00      18,368    146,902      34.68%     34.68%       1.36%
           2008                   0.00%       0.00%       5.94       5.94      11,210     66,567     -53.18%    -53.18%       0.96%

ABVPSF SMALL/MID CAP VALUE CLASS A
           2012                   0.00%       0.40%      15.09      17.56      18,515    283,877      18.27%     18.75%       0.58%
           2011                   0.00%       0.40%      12.70      14.84      16,340    210,578      -8.76%     -8.39%       0.48%
           2010                   0.00%       0.40%      13.87      13.87      16,281    229,888      26.91%     26.91%       0.39%
           2009                   0.00%       0.00%      10.93      10.93       9,540    104,248      42.86%     42.86%       1.17%
           2008                   0.00%       0.00%       7.65       7.65       5,300     40,540     -35.58%    -35.58%       1.23%

AMERICAN CENTURY VP INCOME & GROWTH CLASS I
           2012                   0.40%       0.40%      13.75      13.75       1,154     15,871      14.29%     14.29%       1.67%
           2011                   0.40%       0.40%      12.03      12.03       3,315     39,870       2.68%      2.68%       2.57%
           2010                   0.40%       0.40%      11.71      11.71         116      1,364      13.80%     13.80%       1.93%
           2009                   0.40%       0.40%      10.29      10.29           7         71      17.63%     17.63%       5.99%
           2008                   0.40%       0.40%       8.75       8.75         362      3,166     -34.85%    -34.85%       1.67%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
           2012                   0.40%       0.40%      15.50      16.00       9,148    144,761       6.96%      6.96%       2.44%
           2011                   0.40%       0.40%      14.49      14.96       9,271    137,318      11.30%     11.30%       4.10%
           2010                   0.40%       0.40%      13.02      13.44      10,911    145,302       4.68%      4.68%       1.75%
           2009                   0.40%       0.40%      12.43      12.43      11,251    143,195       9.80%      9.80%       2.09%
           2008                   0.40%       0.40%      11.33      11.33       7,564     85,663      -1.99%     -1.99%       4.94%

AMERICAN CENTURY VP INTERNATIONAL CLASS I
           2012                   0.40%       0.40%      16.46      16.46         793     13,067      20.68%     20.68%       0.88%
           2011                   0.40%       0.40%      13.64      13.64       1,206     16,460     -12.40%    -12.40%       1.59%
           2010                   0.40%       0.40%      15.57      15.57         716     11,160      12.84%     12.84%       1.97%
           2009                   0.40%       0.40%      13.80      13.80         669      9,238      33.24%     33.24%       0.03%
           2008                   0.40%       0.40%      10.36      10.36           5         56     -45.04%    -45.04%       0.90%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2012                   0.40%       0.40%      18.74      19.38      11,149    215,523      22.07%     22.07%       0.87%
           2011                   0.40%       0.40%      15.35      15.88      13,144    208,011      -9.25%     -9.25%       1.30%
           2010                   0.40%       0.40%      16.92      17.50      13,908    242,450      11.30%     11.30%       1.41%
           2009                   0.40%       0.40%      15.20      15.20      18,370    286,208      41.74%     41.74%       2.44%
           2008                   0.40%       0.40%      10.73      10.73       1,105     11,850     -38.63%    -38.63%       0.31%

                              MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                            MINIMUM    MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE        FEE        UNIT        UNIT       UNITS                  TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR     DATE(1)   RATE(2)    RATE(2)    VALUE(3)    VALUE(3)  OUTSTANDING NET ASSETS   RETURN(4)  RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           2012                   0.00%       0.40% $    14.26 $    19.03       8,297 $  124,080      17.71%     18.18%       1.39%
           2011                   0.00%       0.40%      12.07      16.16       6,601     84,599     -19.47%    -19.14%       1.34%
           2010                   0.00%       0.40%      14.93      20.07       6,512    105,439      21.93%     22.41%       1.85%
           2009                   0.00%       0.40%      12.19      16.46       5,243     66,630      60.65%     61.30%       0.19%
           2008                   0.00%       0.40%       7.56      10.25       8,354     74,624     -53.71%    -53.52%       0.00%

AMERICAN FUNDS GROWTH CLASS 2
           2012                   0.00%       0.40%      13.76      18.66      11,761    209,077      17.42%     17.89%       0.58%
           2011                   0.00%       0.40%      11.67      15.89      28,323    397,319      -4.66%     -4.28%       0.44%
           2010                   0.00%       0.40%      12.19      16.66     195,430  2,461,063      18.21%     18.68%       0.79%
           2009                   0.00%       0.40%      10.27      12.31     124,328  1,311,566      38.86%     39.41%       0.69%
           2008                   0.00%       0.40%       7.37       8.87      92,115    683,363     -44.19%    -43.97%       5.59%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2012                   0.40%       0.40%      14.21      14.21      21,097    299,783      17.01%     17.01%       1.65%
           2011                   0.40%       0.40%      12.14      12.14      21,358    259,365      -2.22%     -2.22%       1.18%
           2010                   0.00%       0.40%      11.28      12.42     117,372  1,348,196      10.98%     11.43%       1.33%
           2009                   0.00%       0.40%      10.13      13.03     112,972  1,201,051      30.72%     31.24%       1.84%
           2008                   0.00%       0.40%       8.56       9.97      68,039    561,039     -38.10%    -38.10%       2.22%

AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
           2012                   0.40%       0.40%      16.75      16.75       2,284     38,247      13.25%     13.25%       8.01%
           2011                   0.40%       0.40%      14.79      14.79       1,277     18,893       1.51%      1.51%       6.87%
           2010                   0.40%       0.40%      14.57      14.57       1,272     18,524      14.60%     14.60%       3.42%
           2009                   0.00%       0.40%      11.94      12.71       4,369     52,654      38.38%     38.95%       6.43%
           2008                   0.00%       0.40%       8.59       9.19      25,639    232,791     -24.14%    -23.84%      21.99%

AMERICAN FUNDS INTERNATIONAL CLASS 2
           2012                   0.00%       0.70%      14.01      21.46      36,926    619,879      17.08%     17.91%       1.43%
           2011                   0.00%       0.70%      11.89      18.28      42,147    625,626     -14.56%    -13.96%       2.12%
           2010                   0.00%       0.70%      13.81      21.33      30,262    566,975       6.49%      7.24%       2.22%
           2009                   0.00%       0.70%      16.15      19.48      25,286    454,641      42.08%     42.50%       1.74%
           2008                   0.40%       0.70%      11.33      13.71      49,859    569,950     -42.53%    -42.35%       1.32%

AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
           2012                   0.40%       0.70%      14.27      15.33      20,872    303,173       1.19%      1.50%       1.02%
           2011                   0.40%       0.70%      14.06      15.15      20,659    296,045       6.83%      7.15%       1.82%
           2010                   0.40%       0.70%      13.13      14.18      21,480    287,404       5.01%      5.32%       1.77%
           2009                   0.40%       0.70%      12.46      13.50      21,009    267,329       1.79%      2.09%       2.36%
           2008                   0.40%       0.70%      12.21      13.27      63,565    781,677       6.88%      7.20%       3.53%

BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
           2012                   0.00%       0.40%      13.51      13.72       3,294     44,564       9.81%     10.28%       1.60%
           2011                   0.00%       0.40%      12.30      12.31       3,166     38,980      -3.92%     -3.88%       2.30%
           2010      9/3/10       0.40%       0.40%      12.80      12.80       3,058     39,157       8.72%      8.74%       1.16%

DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
           2012                   0.40%       0.40%      17.90      17.90         252      4,505       6.75%      6.75%       3.15%
           2011                   0.40%       0.40%      16.77      16.77         256      4,297       5.96%      5.96%       5.47%
           2010                   0.40%       0.40%      15.83      15.83         450      7,123       7.62%      7.62%       7.65%
           2009                   0.40%       0.40%      14.71      14.71       1,028     15,119      26.45%     26.45%       7.31%
           2008                   0.40%       0.40%      11.63      11.63       1,670     19,428      -4.92%     -4.92%       0.00%

DELAWARE VIP EMERGING MARKETS STANDARD CLASS
           2012                   0.00%       0.40%      17.45      28.56      14,119    379,320      13.98%     14.44%       1.03%
           2011                   0.00%       0.40%      15.25      25.06      13,867    327,861     -20.10%    -19.79%       0.93%
           2010                   0.00%       0.40%      19.01      31.36     245,474  4,813,355      18.02%     18.49%       0.70%
           2009                   0.00%       0.40%      16.04      24.29     221,850  3,676,314      77.40%     78.12%       1.00%
           2008                   0.00%       0.40%      13.69      13.69     119,633  1,107,274     -51.75%    -51.75%       1.29%

DELAWARE VIP HIGH YIELD STANDARD CLASS
           2012                   0.00%       0.40%      18.19      28.08      13,430    316,510      17.35%     17.82%       9.45%
           2011                   0.00%       0.40%      15.44      23.93      14,460    261,331       1.97%      2.38%       5.65%
           2010                   0.00%       0.40%      15.08      16.58     101,013  1,564,055      14.86%     15.32%       5.84%
           2009                   0.00%       0.40%      13.08      14.44     148,257  1,941,011      48.38%     48.97%       4.26%
           2008                   0.00%       0.40%       9.73       9.73      32,450    285,416     -24.48%    -24.48%       6.52%

                              MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                            MINIMUM    MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE        FEE        UNIT        UNIT       UNITS                  TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR     DATE(1)   RATE(2)    RATE(2)    VALUE(3)    VALUE(3) OUTSTANDING NET ASSETS   RETURN(4)  RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
           2011                   0.00%       0.00% $       -- $       --   $      --         --       0.00%      0.00%       2.01%
           2010                   0.40%       0.40%      12.70      12.70       3,146     39,963       4.02%      4.02%       2.45%
           2009     6/4/09        0.40%       0.40%      12.21      12.21       4,766     58,202       6.19%      6.19%       2.06%

DELAWARE VIP REIT STANDARD CLASS
           2012                   0.40%       0.40%      18.76      30.81       3,790    110,135      16.47%     16.48%       1.57%
           2011                   0.40%       0.40%      16.10      26.45       4,390    109,895      10.51%     10.52%       0.94%
           2010                   0.00%       0.40%      11.64      23.94     109,781  1,336,073      26.48%     26.99%       3.10%
           2009                   0.00%       0.40%      11.52      11.52      48,194    497,976      22.81%     22.81%       0.55%
           2008                   0.40%       0.40%       9.38       9.38       1,666     15,627     -35.32%    -35.32%       1.82%

DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
           2012                   0.00%       0.40%      15.19      28.10      15,408    303,717      13.45%     13.91%       0.57%
           2011                   0.00%       0.40%      16.59      24.77      15,407    268,445      -1.73%     -1.73%       0.49%
           2010                   0.40%       0.40%      16.89      25.20      15,184    269,732      31.74%     31.74%       0.73%
           2009                   0.40%       0.40%      12.82      19.13      22,199    335,096      31.30%     31.30%       0.72%
           2008                   0.40%       0.40%       9.76      14.57      15,173    177,875     -30.16%    -30.16%       0.68%

DELAWARE VIP U.S. GROWTH STANDARD CLASS
           2012                   0.40%       0.40%      16.71      16.71       4,938     82,499      15.76%     15.76%       0.00%
           2011                   0.40%       0.40%      14.43      14.43       3,739     53,966       7.20%      7.20%       0.21%
           2010                   0.40%       0.40%      13.46      13.46       3,116     41,950      13.45%     13.45%       0.07%
           2009     3/30/09       0.40%       0.40%      11.87      11.87       3,109     36,893      44.59%     44.59%       0.15%

DELAWARE VIP VALUE STANDARD CLASS
           2012                   0.40%       0.40%      15.92      15.92       1,788     28,464      14.27%     14.27%       2.14%
           2011                   0.40%       0.40%      13.93      13.93       1,523     21,218       9.10%      9.10%       2.07%
           2010                   0.40%       0.40%      12.77      12.77         833     10,631      15.17%     15.17%       2.40%
           2009                   0.40%       0.40%      11.08      11.08         851      9,432      17.49%     17.49%       4.97%
           2008                   0.40%       0.40%       9.43       9.43      27,926    263,471     -33.69%    -33.69%       3.04%

DWS EQUITY 500 INDEX VIP CLASS A
           2012                   0.00%       0.70%      13.29      15.26      57,842    793,290      14.89%     15.70%       1.58%
           2011                   0.00%       0.70%      11.49      13.24      35,448    429,344       1.12%      1.83%       1.83%
           2010                   0.00%       0.70%      11.28      12.70      53,151    644,707      13.90%     14.70%       1.81%
           2009                   0.00%       0.70%       9.84      11.15      40,600    431,828      25.44%     26.32%       3.45%
           2008                   0.00%       0.70%       7.79       8.89     136,165  1,182,323     -37.59%    -37.15%       2.51%

DWS SMALL CAP INDEX CLASS VIP A
           2012                   0.00%       0.70%      13.67      20.43      11,920    172,125      15.44%     16.25%       0.90%
           2011                   0.00%       0.70%      11.76      17.70       8,682    109,942      -5.08%     -4.41%       0.90%
           2010                   0.00%       0.70%      12.30      18.64       6,760     93,382      25.51%     26.39%       0.72%
           2009                   0.00%       0.70%       9.73      14.85       6,973     74,534      25.69%     26.57%       2.99%
           2008                   0.00%       0.70%       7.69      11.82       8,342     69,649     -34.58%    -34.12%       0.98%

FIDELITY VIP ASSET MANAGER SERVICE CLASS
           2012                   0.40%       0.40%      15.17      15.17      19,193    291,193      11.98%     11.98%       1.46%
           2011                   0.40%       0.40%      13.55      13.55      19,435    263,304      -3.08%     -3.08%       1.89%
           2010                   0.40%       0.40%      13.98      13.98      19,656    274,763      13.69%     13.69%       1.63%
           2009                   0.40%       0.40%      12.30      12.30      19,850    244,065      28.43%     28.43%       2.39%
           2008                   0.40%       0.40%       9.57       9.57      18,260    174,830     -29.10%    -29.10%       3.14%

FIDELITY VIP CONTRAFUND SERVICE CLASS
           2012                   0.40%       0.40%      17.18      17.18      28,410    506,325      15.84%     15.84%       1.19%
           2011                   0.40%       0.40%      14.83      14.83      27,390    406,136      -3.03%     -3.03%       0.68%
           2010                   0.00%       0.40%      12.59      15.29     166,498  2,170,839      16.64%     17.11%       1.10%
           2009                   0.00%       0.40%      10.75      16.12     154,202  1,773,121      35.12%     35.66%       1.27%
           2008                   0.00%       0.40%       9.70      11.93     131,626  1,118,968     -42.84%    -42.84%       1.26%

FIDELITY VIP EQUITY-INCOME SERVICE CLASS
           2012                   0.40%       0.70%      15.49      16.02      14,505    231,221      16.37%     16.72%       2.96%
           2011                   0.40%       0.70%      13.31      13.73      16,373    223,824       0.15%      0.46%       2.34%
           2010                   0.40%       0.70%      13.29      13.67      18,474    251,580      14.29%     14.63%       1.72%
           2009                   0.40%       0.70%      11.63      11.63      20,176    239,838      29.12%     29.12%       4.16%
           2008                   0.70%       0.70%       9.01       9.01       2,454     22,105     -43.10%    -43.10%       2.46%

                              MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                           MINIMUM    MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                  TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR     DATE(1)   RATE(2)    RATE(2)    VALUE(3)   VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4) RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP SERVICE CLASS
           2012                   0.00%       0.40% $    15.21 $    17.22       7,350 $  126,242      14.29%     14.75%       0.44%
           2011                   0.00%       0.40%      13.26      15.07      11,134    167,662     -11.07%    -10.68%       0.05%
           2010                   0.00%       0.40%      14.84      16.95     204,331  3,056,789      28.19%     28.70%       0.28%
           2009                   0.00%       0.40%      11.53      13.22     171,366  1,981,995      39.46%     40.01%       0.58%
           2008                   0.00%       0.40%       9.48       9.48     138,674  1,147,537     -39.75%    -39.75%       2.30%

FIDELITY VIP OVERSEAS SERVICE CLASS
           2012                   0.40%       0.40%      14.66      14.66       1,321     19,376      20.06%     20.06%       1.91%
           2011                   0.40%       0.40%      12.21      12.21       1,431     17,477     -17.56%    -17.56%       1.21%
           2010                   0.40%       0.40%      14.81      14.81       3,738     55,378      12.54%     12.54%       3.29%
           2009                   0.40%       0.40%      13.16      13.16         345      4,539      25.93%     25.93%       0.11%
           2008                   0.40%       0.40%      10.45      10.45       1,688     17,645     -44.09%    -44.09%       2.89%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
           2008     3/4/08        0.00%       0.00%         --         --          --         --       0.00%      0.00%       0.11%

FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
           2012                   0.40%       0.40%      15.81      15.81         277      4,382      10.66%     10.66%       0.00%
           2011                   0.40%       0.40%      14.29      14.29         288      4,109      -4.97%     -4.97%       0.00%
           2010                   0.40%       0.40%      15.03      15.03         297      4,470      27.44%     27.44%       0.00%
           2009                   0.40%       0.40%      11.80      11.80         305      3,597      43.37%     43.37%       0.00%
           2008                   0.40%       0.40%       8.23       8.23      35,265    290,140     -42.57%    -42.57%       0.00%

FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
           2012                   0.40%       0.40%      13.10      13.10      15,378    201,468       1.71%      1.71%       2.79%
           2011                   0.40%       0.40%      12.88      12.88      15,571    200,577       5.53%      5.53%       3.29%
           2010                   0.40%       0.40%      12.20      12.20      15,748    192,226       5.14%      5.14%       3.38%
           2009                   0.40%       0.40%      11.61      11.61      15,904    184,637       2.93%      2.93%       3.99%
           2008    10/13/08       0.40%       0.40%      11.28      11.28      16,122    181,845       5.01%      5.01%       0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 1
           2012                   0.00%       0.40%      11.62      11.94       4,060     47,287      14.12%     14.61%       2.85%
           2011                   0.00%       0.40%      10.18      10.42      27,258    283,134      -1.22%     -0.79%       1.43%
           2010                   0.00%       0.40%      10.50      10.50     290,631  3,051,690      11.47%     11.47%       1.90%
           2009                   0.00%       0.00%       9.42       9.42     173,347  1,633,271      26.35%     26.35%       2.33%
           2008                   0.00%       0.00%       7.46       7.46     104,673    780,558     -36.93%    -36.93%       3.80%

FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
           2012                   0.40%       0.40%      20.28      20.28       6,954    141,041      14.85%     14.85%       6.53%
           2011                   0.40%       0.40%      17.66      17.66       6,816    120,373      -1.01%     -1.01%       5.73%
           2010                   0.40%       0.40%      17.84      17.84      10,354    184,716      14.25%     14.25%       1.57%
           2009                   0.40%       0.40%      15.62      15.62      11,314    176,660      18.51%     18.51%       5.27%
           2008                   0.40%       0.40%      13.18      13.18       2,629     34,637       6.04%      6.04%       6.06%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
           2012                   0.40%       0.70%      13.83      15.79      15,658    220,464      20.55%     20.91%       2.29%
           2011                   0.40%       0.70%      11.44      13.10      15,865    184,853      -7.45%     -7.17%       1.59%
           2010                   0.40%       0.70%      12.32      14.16      16,181    203,195       6.99%      7.31%       1.57%
           2009                   0.40%       0.70%      11.48      13.23      16,185    189,561      30.42%     30.81%       3.73%
           2008                   0.40%       0.70%       8.78      10.15      13,371    120,354     -42.54%    -42.37%       1.91%

JANUS ASPEN SERIES BALANCED SERVICE CLASS
           2012                   0.70%       0.70%      18.64      18.64      19,828    369,658      12.58%     12.58%       2.56%
           2011                   0.70%       0.70%      16.56      16.56      20,066    332,267       0.65%      0.65%       2.19%
           2010                   0.70%       0.70%      16.45      16.45      20,308    334,115       7.37%      7.37%       2.56%
           2009                   0.70%       0.70%      15.32      15.32      20,557    315,004      24.71%     24.71%       2.76%
           2008                   0.70%       0.70%      12.29      12.29      20,840    256,084     -16.65%    -16.65%       2.42%

JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
           2012                   0.40%       0.40%      16.58      16.58         105      1,742       7.63%      7.63%       3.01%
           2011                   0.40%       0.40%      15.40      15.40         109      1,680       5.93%      5.93%       3.36%
           2010                   0.40%       0.40%      14.54      14.54         113      1,640       7.24%      7.24%       3.38%
           2009                   0.40%       0.40%      13.56      13.56         116      1,568      12.49%     12.49%       3.47%
           2008                   0.40%       0.40%      12.05      12.05      28,815    347,356       5.29%      5.29%       3.18%

                              MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                            MINIMUM    MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE        FEE        UNIT        UNIT       UNITS                  TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR     DATE (1)  RATE (2)   RATE (2)   VALUE (3)   VALUE (3) OUTSTANDING NET ASSETS  RETURN (4) RETURN (4) RATIO (5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
           2012                   0.40%       0.40% $    17.75 $    17.75       1,264 $   22,435      18.06%     18.06%       1.50%
           2011                   0.40%       0.40%      15.03      15.03       1,088     16,363       3.88%      3.88%       0.00%
           2010                   0.40%       0.40%      14.47      14.47         981     14,193      26.21%     26.21%       0.00%
           2009                   0.40%       0.40%      11.47      11.47          85        969      38.13%     38.13%       0.00%
           2008     4/8/08        0.00%       0.40%       7.11       8.30       4,224     33,942     -34.46%    -31.12%       0.00%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
           2012                   0.00%       0.40%      16.00      18.92      10,388    168,157      17.77%     18.24%       1.18%
           2011                   0.00%       0.40%      13.53      16.06       9,859    135,360       3.60%      4.02%       0.00%
           2010                   0.00%       0.40%      13.01      15.50       6,268     83,487      25.88%     26.38%       0.00%
           2009                   0.00%       0.40%      10.29      12.32       4,973     52,899      37.77%     38.33%       0.00%
           2008                   0.00%       0.40%       7.44       8.94       4,785     39,202     -39.38%    -39.13%       0.00%

LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
           2012                   0.40%       0.40%      12.53      12.53      17,902    224,250      16.52%     16.52%       0.67%
           2011                   0.40%       0.40%      10.75      10.75      18,981    204,064      -2.96%     -2.96%       0.99%
           2010                   0.40%       0.40%      11.08      11.08      18,334    203,127      17.46%     17.46%       1.02%
           2009                   0.40%       0.40%       9.43       9.43      18,515    174,641      22.81%     22.81%       1.33%
           2008                   0.40%       0.40%       7.68       7.68      15,755    121,007     -38.57%    -38.57%       2.54%

LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
           2008     2/8/08        0.00%       0.00%         --         --          --         --       0.00%      0.00%       0.84%

LVIP DELAWARE BOND STANDARD CLASS
           2012                   0.00%       0.70%      15.92      19.47      56,333    997,939       5.86%      6.61%       1.83%
           2011                   0.00%       0.70%      14.94      18.34      63,802  1,053,038       6.89%      7.64%       3.17%
           2010                   0.00%       0.70%      13.88      17.11     141,129  2,055,556       7.73%      8.49%       4.17%
           2009                   0.00%       0.70%      12.79      15.83      50,235    738,564      18.07%     18.90%       4.78%
           2008                   0.00%       0.70%      10.76      13.37      35,240    459,274      -3.60%     -2.93%       2.55%

LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
           2012                   0.40%       0.40%      15.57      15.57       2,319     36,111      12.84%     12.84%       1.82%
           2011                   0.40%       0.40%      13.80      13.80       2,322     32,048      -2.42%     -2.42%       1.95%
           2010                   0.40%       0.40%      14.14      14.14       2,521     35,655      12.03%     12.03%       3.24%
           2009                   0.40%       0.40%      12.62      12.62       1,173     14,806      31.46%     31.46%       1.82%
           2008                   0.40%       0.40%       9.60       9.60         986      9,465     -33.49%    -33.49%       6.71%

LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
           2012                   0.40%       0.40%      13.21      13.21      11,895    157,060      14.86%     14.86%       1.19%
           2011                   0.40%       0.40%      11.50      11.50       4,437     51,030       0.79%      0.79%       0.93%
           2010                   0.40%       0.40%      11.41      11.41       5,572     63,574      12.48%     12.48%       1.07%
           2009                   0.40%       0.40%      10.14      10.14       5,049     51,219      24.18%     24.18%       1.67%
           2008                   0.40%       0.40%       8.17       8.17         386      3,155     -36.01%    -36.01%       1.38%

LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
           2012                   0.40%       0.40%      15.51      15.51         101      1,562      14.68%     14.68%       0.80%
           2011                   0.40%       0.40%      13.52      13.52         102      1,380       0.19%      0.19%       0.78%
           2010     3/19/10       0.40%       0.40%      13.50      13.50         103      1,395       6.50%      6.50%       0.27%
           2008     6/27/08       0.40%       0.40%       9.37       9.37         380      3,564     -29.35%    -29.35%       1.04%

LVIP MFS VALUE STANDARD CLASS
           2012     11/1/12       0.00%       0.00%      10.43      10.43      16,069    167,602       0.73%      0.73%       1.20%

LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
           2012                   0.40%       0.40%      15.17      15.17      14,504    219,970       9.18%      9.18%       2.95%
           2011                   0.40%       0.40%      13.89      13.89      14,685    203,994      -4.60%     -4.60%       1.63%
           2010                   0.00%       0.40%      11.78      14.56     215,640  2,581,890       2.05%      2.46%       4.29%
           2009                   0.00%       0.40%      11.50      14.27     118,812  1,407,571      20.75%     21.23%       3.25%
           2008                   0.00%       0.40%      11.82      11.82      88,058    859,928     -36.91%    -36.91%       7.73%

LVIP MONEY MARKET STANDARD CLASS
           2012                   0.00%       0.40%      11.28      11.49     519,736  5,874,298      -0.37%      0.03%       0.03%
           2011                   0.00%       0.40%      11.33      11.53     505,974  5,737,862      -0.37%      0.03%       0.03%
           2010                   0.00%       0.40%      11.37      11.58     481,009  5,474,343      -0.35%      0.05%       0.05%
           2009                   0.00%       0.40%      11.39      11.41     578,309  6,598,628      -0.10%      0.30%       0.29%
           2008                   0.00%       0.40%      11.36      11.42     487,697  5,563,480       1.94%      2.34%       2.39%

                              MINIMUM    MAXIMUM    MINIMUM    MAXIMUM                            MINIMUM    MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE        FEE        UNIT       UNIT       UNITS                  TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR     DATE(1)   RATE(2)    RATE(2)    VALUE(3)   VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4) RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LVIP PROTECTED PROFILE CONSERVATIVE STANDARD CLASS
           2012                   0.40%       0.40% $    15.50 $    15.50         512 $    7,935       9.33%      9.33%       4.81%
           2011                   0.40%       0.40%      14.18      14.18         524      7,424       3.27%      3.27%       0.32%
           2010                   0.00%       0.40%      13.40      13.73      55,344    742,334      10.06%     10.50%       4.04%
           2009                   0.00%       0.40%      12.12      12.48      33,090    401,703      24.35%     24.85%       4.96%
           2008      2/8/08       0.00%       0.40%       9.71      10.03      15,008    145,943     -17.25%    -15.65%       6.78%

LVIP PROTECTED PROFILE GROWTH STANDARD CLASS
           2012                   0.40%       0.40%      14.24      14.24       1,174     16,725       8.71%      8.71%       2.62%
           2011                   0.40%       0.40%      13.10      13.10       1,177     15,415      -0.40%     -0.40%       1.96%
           2010                   0.40%       0.40%      13.15      13.15       1,047     13,773      12.27%     12.27%       2.57%
           2009                   0.40%       0.40%      11.72      11.72       1,030     12,073      28.52%     28.52%       7.56%
           2008                   0.40%       0.40%       9.12       9.12         531      4,841     -33.69%    -33.69%       1.05%

LVIP PROTECTED PROFILE MODERATE STANDARD CLASS
           2012                   0.40%       0.40%      15.05      15.05       7,897    118,841       9.15%      9.15%       3.32%
           2011                   0.40%       0.40%      13.79      13.79       7,920    109,198       0.76%      0.76%       1.78%
           2010      4/7/10       0.40%       0.40%      13.68      13.68       7,919    108,351       7.24%      7.24%       2.95%

LVIP SSGA BOND INDEX STANDARD CLASS
           2010      4/9/10       0.00%       0.00%      11.45      11.45     167,245  1,915,545       4.42%      4.42%       1.93%

LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
           2012      4/4/12       0.40%       0.40%      13.46      13.46         582      7,841       4.28%      4.28%       3.12%
           2010     4/30/10       0.40%       0.40%      12.18      12.18         480      5,852       5.00%      5.00%       1.13%

LVIP SSGA S&P 500 INDEX STANDARD CLASS
           2012                   0.00%       0.40%      12.52      12.57       8,049    101,130      15.19%     15.65%       0.93%
           2011                   0.00%       0.40%      10.83      10.91       8,879     96,851       1.44%      1.85%       0.24%
           2010                   0.00%       0.40%      10.63      10.75     314,270  3,342,995      14.27%     14.73%       1.20%
           2009                   0.00%       0.40%       9.27       9.27     267,477  2,482,339      26.11%     26.11%       1.72%
           2008      2/8/08       0.00%       0.00%       7.35       7.35     133,361    980,152     -30.84%    -30.84%       4.98%

LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
           2012                   0.40%       0.40%      10.51      10.51       9,602    100,880      15.43%     15.43%       0.68%
           2011                   0.40%       0.40%       9.10       9.10      10,450     95,109      -4.94%     -4.94%       0.15%
           2010                   0.00%       0.40%       9.57       9.71     166,031  1,611,305      25.68%     26.19%       0.56%
           2009                   0.00%       0.40%       7.70       7.70     117,418    902,789      26.02%     26.02%       0.82%
           2008      2/8/08       0.00%       0.00%       6.11       6.11      70,929    433,292     -27.63%    -27.63%       1.56%

LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
           2012     11/1/12       0.00%       0.00%      11.34      11.34      20,082    227,779       1.76%      1.76%       0.00%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
           2012                   0.40%       0.40%      18.11      18.11       1,184     21,428      15.84%     15.84%       0.00%
           2011                   0.40%       0.40%      15.63      15.63         753     11,766      -4.26%     -4.26%       0.00%
           2010                   0.40%       0.40%      16.33      16.33         149      2,428      27.87%     27.87%       0.00%
           2009                   0.40%       0.40%      12.77      12.77       1,746     22,288      45.76%     45.76%       0.12%
           2008      4/8/08       0.40%       0.40%       8.76       8.76         345      3,024     -38.68%    -38.68%       0.00%

LVIP TEMPLETON GROWTH RPM STANDARD CLASS
           2012                   0.40%       0.40%       9.67       9.67      10,316     99,707      20.73%     20.73%       1.89%
           2011                   0.40%       0.40%       8.01       8.01      11,813     94,575      -3.48%     -3.48%       2.07%
           2010                   0.40%       0.40%       8.29       8.29      13,138    108,969       6.14%      6.14%       1.65%
           2009     1/16/09       0.40%       0.40%       7.81       7.81      27,075    211,574       0.14%      0.14%       2.46%

LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
           2012                   0.40%       0.40%      14.37      14.37         225      3,240      15.94%     15.94%       0.00%
           2011                   0.40%       0.40%      12.40      12.40         215      2,662      -6.04%     -6.04%       0.35%
           2010                   0.40%       0.40%      13.19      13.19          84      1,107      10.94%     10.94%       0.88%
           2009                   0.40%       0.40%      11.89      11.89           5         62      37.97%     37.97%       0.58%
           2008                   0.40%       0.40%       8.62       8.62         722      6,225     -41.06%    -41.06%       0.19%

MFS VIT TOTAL RETURN INITIAL CLASS
           2012                   0.00%       0.40%      13.37      14.52      37,802    541,322      10.81%     11.26%       2.78%
           2011                   0.00%       0.40%      12.02      13.10      37,346    483,132       1.37%      1.77%       2.64%
           2010                   0.00%       0.40%      11.81      12.93      36,093    461,964       9.49%      9.93%       2.74%
           2009                   0.00%       0.40%      10.74      11.81      34,069    400,345      17.56%     18.03%       3.13%
           2008                   0.00%       0.40%      10.04      10.04      28,354    284,361     -22.44%    -22.44%       2.90%

                              MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                            MINIMUM    MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE        FEE        UNIT        UNIT       UNITS                  TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR     DATE(1)   RATE(2)    RATE(2)    VALUE(3)    VALUE(3)  OUTSTANDING NET ASSETS  RETURN(4)  RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES INITIAL CLASS
           2012                   0.40%       0.40% $    26.51 $    28.97       3,605 $  103,987      13.03%     13.03%       5.59%
           2011                   0.40%       0.40%      23.46      25.63       4,911    123,396       6.36%      6.36%       3.12%
           2010                   0.40%       0.40%      22.05      24.10       5,035    120,146      13.35%     13.35%       3.30%
           2009                   0.40%       0.40%      19.46      19.46       5,876    123,477      32.69%     32.69%       1.86%
           2008                   0.40%       0.40%      14.66      14.66       1,881     27,583     -37.92%    -37.92%       1.99%

NB AMT MID CAP GROWTH I CLASS
           2012                   0.40%       0.70%      18.59      19.33       5,338    102,076      11.63%     11.97%       0.00%
           2011                   0.40%       0.70%      16.66      17.26       4,148     70,673      -0.23%      0.07%       0.00%
           2010                   0.40%       0.70%      16.69      17.25       4,905     83,743      28.20%     28.58%       0.00%
           2009                   0.40%       0.70%      13.02      13.42       3,195     42,227      30.68%     31.07%       0.00%
           2008                   0.40%       0.70%       9.97      10.24      39,575    404,638     -43.76%    -43.60%       0.00%

NB AMT MID CAP INTRINSIC VALUE I CLASS
           2012                   0.40%       0.70%      15.42      21.00       1,459     28,957      14.72%     15.03%       0.67%
           2011                   0.40%       0.70%      13.41      18.31       1,283     22,986      -7.15%     -6.87%       0.64%
           2010                   0.40%       0.70%      19.72      19.72       1,309     25,270      25.30%     25.30%       0.75%
           2009                   0.70%       0.70%      15.74      15.74       1,233     19,397      45.54%     45.54%       1.82%
           2008                   0.70%       0.70%      10.81      10.81       1,262     13,647     -46.20%    -46.20%       1.24%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                            AGGREGATE        AGGREGATE
                                                                             COST OF          PROCEEDS
SUBACCOUNT                                                                  PURCHASES        FROM SALES
----------                                                               ---------------   ---------------
ABVPSF Global Thematic Growth Class A                                    $           423   $         6,394
ABVPSF Growth and Income Class A                                                     147               197
ABVPSF International Value Class A                                                 2,727            11,781
ABVPSF Small/Mid Cap Value Class A                                               115,345            74,450
American Century VP Income & Growth Class I                                       22,860            52,503
American Century VP Inflation Protection Class II                                 37,721            33,836
American Century VP International Class I                                          3,075             9,149
American Funds Global Growth Class 2                                              14,543            48,749
American Funds Global Small Capitalization Class 2                                65,213            40,410
American Funds Growth Class 2                                                    120,222           370,989
American Funds Growth-Income Class 2                                               4,738             4,668
American Funds High-Income Bond Class 2                                           18,893               671
American Funds International Class 2                                             118,952           223,463
American Funds U.S. Government/AAA-Rated Securities Class 2                       29,513            16,333
BlackRock Global Allocation V.I. Class I                                          10,391             8,403
Delaware VIP Diversified Income Standard Class                                       298               121
Delaware VIP Emerging Markets Standard Class                                      55,564            48,498
Delaware VIP High Yield Standard Class                                           188,272           154,109
Delaware VIP REIT Standard Class                                                  13,548            28,775
Delaware VIP Small Cap Value Standard Class                                       34,417            15,401
Delaware VIP U.S. Growth Standard Class                                           48,956            27,076
Delaware VIP Value Standard Class                                                  5,333               708
DWS Equity 500 Index VIP Class A                                                 359,907            58,814
DWS Small Cap Index VIP Class A                                                   69,316            25,479
Fidelity VIP Asset Manager Service Class                                           6,220             4,606
Fidelity VIP Contrafund Service Class                                            149,119           114,978
Fidelity VIP Equity-Income Service Class                                          26,517            33,887
Fidelity VIP Mid Cap Service Class                                                26,959            80,491
Fidelity VIP Overseas Service Class                                                  659             1,866
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                              301               181
FTVIPT Franklin U.S. Government Class 1                                            5,626             3,328
FTVIPT Mutual Shares Securities Class 1                                           68,016           335,654
FTVIPT Templeton Global Bond Securities Class 1                                   26,727            15,904
FTVIPT Templeton Growth Securities Class 1                                         4,578             3,546
Janus Aspen Series Balanced Service Class                                         33,910             6,718
Janus Aspen Series Flexible Bond Service Class                                        83                72
LVIP Baron Growth Opportunities Standard Class                                     6,223             2,043
LVIP Baron Growth Opportunities Service Class                                     68,614            52,510
LVIP BlackRock Equity Dividend RPM Standard Class                                  1,452            13,180
LVIP Delaware Bond Standard Class                                                236,554           315,704
LVIP Delaware Foundation Aggressive Allocation Standard Class                        970               528
LVIP Delaware Growth and Income Standard Class                                   127,120            31,443
LVIP Delaware Social Awareness Standard Class                                        117                27
LVIP MFS Value Standard Class                                                    168,357                --
LVIP Mondrian International Value Standard Class                                   6,151             3,435
LVIP Money Market Standard Class                                                 723,399           586,909
LVIP Protected Profile Conservative Standard Class                                24,163            24,039
LVIP Protected Profile Growth Standard Class                                         622               300
LVIP Protected Profile Moderate Standard Class                                     4,895             1,886
LVIP SSgA Global Tactical Allocation RPM Standard Class                           23,921            16,314
LVIP SSgA S&P 500 Index Standard Class                                             6,351            15,677
LVIP SSgA Small-Cap Index Standard Class                                          11,937            20,217
LVIP T. Rowe Price Growth Stock Standard Class                                   223,937               --
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                        8,281               337
LVIP Templeton Growth RPM Standard Class                                           7,052            18,999
LVIP UBS Large Cap Growth RPM Standard Class                                       7,800             7,635
MFS VIT Total Return Initial Class                                                72,808            55,550
MFS VIT Utilities Initial Class                                                   21,544            49,572
NB AMT Mid Cap Growth I Class                                                     31,872             9,719
NB AMT Mid Cap Intrinsic Value I Class                                            10,680               709

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                            NET            FAIR
                                                                            SHARES         ASSET         VALUE OF        COST OF
SUBACCOUNT                                                                   OWNED         VALUE          SHARES          SHARES
----------                                                                -----------   ------------   ------------   ------------
ABVPSF Global Thematic Growth Class A                                             762   $      16.88   $     12,865   $     12,812
ABVPSF Growth and Income Class A                                                  390          20.88          8,135          6,893
ABVPSF International Value Class A                                                137          12.96          1,770          1,932
ABVPSF Small/Mid Cap Value Class A                                             16,066          17.67        283,878        242,506
American Century VP Income & Growth Class I                                     2,300           6.90         15,872         14,414
American Century VP Inflation Protection Class II                              12,034          12.03        144,766        133,185
American Century VP International Class I                                       1,463           8.93         13,067         11,684
American Funds Global Growth Class 2                                            9,195          23.44        215,530        168,791
American Funds Global Small Capitalization Class 2                              6,248          19.86        124,081        118,543
American Funds Growth Class 2                                                   3,459          60.45        209,084        164,991
American Funds Growth-Income Class 2                                            7,840          38.24        299,793        264,404
American Funds High-Income Bond Class 2                                         3,468          11.03         38,248         38,040
American Funds International Class 2                                           35,181          17.62        619,893        568,857
American Funds U.S. Government/AAA-Rated Securities Class 2                    24,005          12.63        303,185        290,176
BlackRock Global Allocation V.I. Class I                                        2,768          16.10         44,565         42,122
Delaware VIP Diversified Income Standard Class                                    407          11.07          4,505          4,336
Delaware VIP Emerging Markets Standard Class                                   19,120          19.84        379,332        338,625
Delaware VIP High Yield Standard Class                                         51,803           6.11        316,518        295,207
Delaware VIP REIT Standard Class                                                9,133          12.06        110,139         75,920
Delaware VIP Small Cap Value Standard Class                                     9,165          33.14        303,727        228,552
Delaware VIP U.S. Growth Standard Class                                         8,112          10.17         82,502         68,780
Delaware VIP Value Standard Class                                               1,432          19.88         28,465         24,433
DWS Equity 500 Index VIP Class A                                               52,851          15.01        793,300        703,555
DWS Small Cap Index VIP Class A                                                12,694          13.56        172,127        153,148
Fidelity VIP Asset Manager Service Class                                       19,310          15.08        291,202        253,314
Fidelity VIP Contrafund Service Class                                          19,209          26.36        506,341        424,251
Fidelity VIP Equity-Income Service Class                                       11,637          19.87        231,229        203,008
Fidelity VIP Mid Cap Service Class                                              4,154          30.39        126,246        121,430
Fidelity VIP Overseas Service Class                                             1,210          16.02         19,377         18,750
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                           200          21.87          4,382          2,890
FTVIPT Franklin U.S. Government Class 1                                        14,847          13.57        201,475        187,228
FTVIPT Mutual Shares Securities Class 1                                         2,710          17.45         47,288         41,173
FTVIPT Templeton Global Bond Securities Class 1                                 7,052          20.00        141,046        127,179
FTVIPT Templeton Growth Securities Class 1                                     18,131          12.16        220,472        205,458
Janus Aspen Series Balanced Service Class                                      13,008          28.42        369,679        327,284
Janus Aspen Series Flexible Bond Service Class                                    128          13.56          1,742          1,623
LVIP Baron Growth Opportunities Standard Class                                    632          35.53         22,436         18,446
LVIP Baron Growth Opportunities Service Class                                   4,793          35.08        168,157        144,440
LVIP BlackRock Equity Dividend RPM Standard Class                              14,973          14.98        224,257        193,652
LVIP Delaware Bond Standard Class                                              70,220          14.21        997,970        941,291
LVIP Delaware Foundation Aggressive Allocation Standard Class                   2,737          13.19         36,112         33,978
LVIP Delaware Growth and Income Standard Class                                  4,754          33.04        157,065        139,705
LVIP Delaware Social Awareness Standard Class                                      48          32.54          1,562          1,396
LVIP MFS Value Standard Class                                                   6,497          25.80        167,602        168,357
LVIP Mondrian International Value Standard Class                               14,431          15.24        219,977        242,378
LVIP Money Market Standard Class                                              587,447          10.00      5,874,470      5,874,470
LVIP Protected Profile Conservative Standard Class                                618          12.85          7,935          7,902
LVIP Protected Profile Growth Standard Class                                    1,405          11.90         16,726         15,488
LVIP Protected Profile Moderate Standard Class                                  9,461          12.56        118,845        108,485
LVIP SSgA Global Tactical Allocation RPM Standard Class                           716          10.95          7,841          7,737
LVIP SSgA S&P 500 Index Standard Class                                          9,924          10.19        101,133         74,253
LVIP SSgA Small-Cap Index Standard Class                                        5,148          19.60        100,883         74,644
LVIP T. Rowe Price Growth Stock Standard Class                                 11,043          20.63        227,779        223,937
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     1,366          15.69         21,429         19,276
LVIP Templeton Growth RPM Standard Class                                        3,470          28.74         99,710         84,625
LVIP UBS Large Cap Growth RPM Standard Class                                      138          23.55          3,240          3,069
MFS VIT Total Return Initial Class                                             26,999          20.05        541,337        488,732
MFS VIT Utilities Initial Class                                                 3,764          27.63        103,990         82,692
NB AMT Mid Cap Growth I Class                                                   3,296          30.97        102,080         80,797
NB AMT Mid Cap Intrinsic Value I Class                                          2,395          12.09         28,959         29,421

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                             UNITS          UNITS         NET INCREASE
SUBACCOUNT                                                                  ISSUED         REDEEMED        (DECREASE)
----------                                                                 ----------     ----------      ------------
ABVPSF Global Thematic Growth Class A                                              33           (502)          (469)
ABVPSF Growth and Income Class A                                                    2            (13)           (11)
ABVPSF International Value Class A                                                402         (1,626)        (1,224)
ABVPSF Small/Mid Cap Value Class A                                              7,404         (5,229)         2,175
American Century VP Income & Growth Class I                                     1,729         (3,890)        (2,161)
American Century VP Inflation Protection Class II                               2,066         (2,189)          (123)
American Century VP International Class I                                         214           (627)          (413)
American Funds Global Growth Class 2                                              758         (2,753)        (1,995)
American Funds Global Small Capitalization Class 2                              4,551         (2,855)         1,696
American Funds Growth Class 2                                                   8,472        (25,034)       (16,562)
American Funds Growth-Income Class 2                                                3           (264)          (261)
American Funds High-Income Bond Class 2                                         1,041            (34)         1,007
American Funds International Class 2                                            7,686        (12,907)        (5,221)
American Funds U.S. Government/AAA-Rated Securities Class 2                     1,262         (1,049)           213
BlackRock Global Allocation V.I. Class I                                          782           (654)           128
Delaware VIP Diversified Income Standard Class                                      1             (5)            (4)
Delaware VIP Emerging Markets Standard Class                                    2,091         (1,839)           252
Delaware VIP High Yield Standard Class                                          6,730         (7,760)        (1,030)
Delaware VIP REIT Standard Class                                                  442         (1,042)          (600)
Delaware VIP Small Cap Value Standard Class                                       642           (641)             1
Delaware VIP U.S. Growth Standard Class                                         2,937         (1,738)         1,199
Delaware VIP Value Standard Class                                                 306            (41)           265
DWS Equity 500 Index VIP Class A                                               26,553         (4,159)        22,394
DWS Small Cap Index VIP Class A                                                 5,140         (1,902)         3,238
Fidelity VIP Asset Manager Service Class                                           --           (242)          (242)
Fidelity VIP Contrafund Service Class                                           7,416         (6,396)         1,020
Fidelity VIP Equity-Income Service Class                                          341         (2,209)        (1,868)
Fidelity VIP Mid Cap Service Class                                              1,050         (4,834)        (3,784)
Fidelity VIP Overseas Service Class                                                19           (129)          (110)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                            --            (11)           (11)
FTVIPT Franklin U.S. Government Class 1                                            --           (193)          (193)
FTVIPT Mutual Shares Securities Class 1                                         5,550        (28,748)       (23,198)
FTVIPT Templeton Global Bond Securities Class 1                                   947           (809)           138
FTVIPT Templeton Growth Securities Class 1                                         --           (207)          (207)
Janus Aspen Series Balanced Service Class                                          --           (238)          (238)
Janus Aspen Series Flexible Bond Service Class                                     --             (4)            (4)
LVIP Baron Growth Opportunities Standard Class                                    297           (121)           176
LVIP Baron Growth Opportunities Service Class                                   4,017         (3,488)           529
LVIP BlackRock Equity Dividend RPM Standard Class                                  --         (1,079)        (1,079)
LVIP Delaware Bond Standard Class                                              11,971        (19,440)        (7,469)
LVIP Delaware Foundation Aggressive Allocation Standard Class                      23            (26)            (3)
LVIP Delaware Growth and Income Standard Class                                  9,958         (2,500)         7,458
LVIP Delaware Social Awareness Standard Class                                      --             (1)            (1)
LVIP MFS Value Standard Class                                                  16,069             --         16,069
LVIP Mondrian International Value Standard Class                                    2           (183)          (181)
LVIP Money Market Standard Class                                               63,803        (50,041)        13,762
LVIP Protected Profile Conservative Standard Class                              1,576         (1,588)           (12)
LVIP Protected Profile Growth Standard Class                                       15            (18)            (3)
LVIP Protected Profile Moderate Standard Class                                     77           (100)           (23)
LVIP SSgA Global Tactical Allocation RPM Standard Class                         1,814         (1,232)           582
LVIP SSgA S&P 500 Index Standard Class                                            455         (1,285)          (830)
LVIP SSgA Small-Cap Index Standard Class                                        1,138         (1,986)          (848)
LVIP T. Rowe Price Growth Stock Standard Class                                 20,082             --         20,082
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                       447            (16)           431
LVIP Templeton Growth RPM Standard Class                                          635         (2,132)        (1,497)
LVIP UBS Large Cap Growth RPM Standard Class                                      542           (532)            10
MFS VIT Total Return Initial Class                                              4,621         (4,165)           456
MFS VIT Utilities Initial Class                                                   596         (1,902)        (1,306)
NB AMT Mid Cap Growth I Class                                                   1,667           (477)         1,190
NB AMT Mid Cap Intrinsic Value I Class                                            204            (28)           176

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                              UNITS         UNITS         NET INCREASE
SUBACCOUNT                                                                   ISSUED        REDEEMED        (DECREASE)
----------                                                                 ----------     ----------      ------------
ABVPSF Global Thematic Growth Class A                                             785        (23,924)       (23,139)
ABVPSF Growth and Income Class A                                                  993           (993)            --
ABVPSF International Value Class A                                              9,540        (22,495)       (12,955)
ABVPSF Small/Mid Cap Value Class A                                              3,531         (3,472)            59
American Century VP Income & Growth Class I                                     3,568           (369)         3,199
American Century VP Inflation Protection Class II                               2,911         (4,551)        (1,640)
American Century VP International Class I                                         808           (318)           490
American Funds Global Growth Class 2                                            1,659         (2,423)          (764)
American Funds Global Small Capitalization Class 2                              1,360         (1,271)            89
American Funds Growth Class 2                                                   6,356       (173,463)      (167,107)
American Funds Growth-Income Class 2                                            1,170        (97,184)       (96,014)
American Funds High-Income Bond Class 2                                         1,180         (1,175)             5
American Funds International Class 2                                           14,360         (2,475)        11,885
American Funds U.S. Government/AAA-Rated Securities Class 2                       495         (1,316)          (821)
BlackRock Global Allocation V.I. Class I                                          457           (349)           108
Delaware VIP Diversified Income Standard Class                                    469           (663)          (194)
Delaware VIP Emerging Markets Standard Class                                    1,459       (233,066)      (231,607)
Delaware VIP High Yield Standard Class                                          3,554        (90,107)       (86,553)
Delaware VIP Limited-Term Diversified Income Standard Class                     1,153         (4,299)        (3,146)
Delaware VIP REIT Standard Class                                                  870       (106,261)      (105,391)
Delaware VIP Small Cap Value Standard Class                                       578           (355)           223
Delaware VIP U.S. Growth Standard Class                                         1,213           (590)           623
Delaware VIP Value Standard Class                                               1,432           (742)           690
DWS Equity 500 Index VIP Class A                                                7,660        (25,363)       (17,703)
DWS Small Cap Index VIP Class A                                                 3,000         (1,078)         1,922
Fidelity VIP Asset Manager Service Class                                           --           (221)          (221)
Fidelity VIP Contrafund Service Class                                           4,018       (143,126)      (139,108)
Fidelity VIP Equity-Income Service Class                                          715         (2,816)        (2,101)
Fidelity VIP Mid Cap Service Class                                              5,684       (198,881)      (193,197)
Fidelity VIP Overseas Service Class                                               227         (2,534)        (2,307)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                            --             (9)            (9)
FTVIPT Franklin U.S. Government Class 1                                            --           (177)          (177)
FTVIPT Mutual Shares Securities Class 1                                         7,236       (270,609)      (263,373)
FTVIPT Templeton Global Bond Securities Class 1                                 1,147         (4,685)        (3,538)
FTVIPT Templeton Growth Securities Class 1                                         12           (328)          (316)
Janus Aspen Series Balanced Service Class                                          --           (242)          (242)
Janus Aspen Series Flexible Bond Service Class                                     --             (4)            (4)
LVIP Baron Growth Opportunities Standard Class                                    731           (624)           107
LVIP Baron Growth Opportunities Service Class                                   5,043         (1,452)         3,591
LVIP BlackRock Equity Dividend RPM Standard Class                                 861           (214)           647
LVIP Delaware Bond Standard Class                                              10,424        (87,751)       (77,327)
LVIP Delaware Foundation Aggressive Allocation Standard Class                     364           (563)          (199)
LVIP Delaware Growth and Income Standard Class                                    654         (1,789)        (1,135)
LVIP Delaware Social Awareness Standard Class                                      --             (1)            (1)
LVIP Mondrian International Value Standard Class                                   91       (201,046)      (200,955)
LVIP Money Market Standard Class                                               88,250        (63,285)        24,965
LVIP Protected Profile Conservative Standard Class                                 47        (54,867)       (54,820)
LVIP Protected Profile Growth Standard Class                                      829           (699)           130
LVIP Protected Profile Moderate Standard Class                                     81            (80)             1
LVIP SSgA Bond Index Standard Class                                                --       (167,245)      (167,245)
LVIP SSgA Global Tactical Allocation RPM Standard Class                            --           (480)          (480)
LVIP SSgA S&P 500 Index Standard Class                                            604       (305,995)      (305,391)
LVIP SSgA Small-Cap Index Standard Class                                        1,506       (157,087)      (155,581)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     1,580           (976)           604
LVIP Templeton Growth RPM Standard Class                                          678         (2,003)        (1,325)
LVIP UBS Large Cap Growth RPM Standard Class                                      132             (1)           131
MFS VIT Total Return Initial Class                                              2,049           (796)         1,253
MFS VIT Utilities Initial Class                                                   781           (905)          (124)
NB AMT Mid Cap Growth I Class                                                     681         (1,438)          (757)
NB AMT Mid Cap Intrinsic Value I Class                                             --            (26)           (26)

7. SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account S for Flexible Premium Variable Life Insurance at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)

(2) N/A

(3) Selling Group Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc.(3)

(4) (a) Policy Form LN939 NY(12)

     (b) Term Insurance Rider-Policy Form LR526 NY(9)

     (c) Load Amortization Rider-Policy Form LR853 NY(12)

     (d) Change of Insured Employee Benefit Rider-Policy Form LR493 NY(9)

     (e) Adjustable Benefit Enhancement Rider(11)

(5) (a) Application Part I-B58NY(15)

     (b) Application Part II (Corporate/Individual Owner)-B59NY(15)

     (c) Consent Forms B10457NY and B10458NY(15)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New
        York(2)

     (b) Bylaws of Lincoln Life & Annuity Company of New York(2)

(7) Reinsurance Contracts(7)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (10)

     (b) AllianceBernstein Variable Products Series Fund, Inc. (16)

     (c) American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (13)

     (d) American Funds Insurance Series (10)

     (e) BlackRock Variable Series Fund, Inc. (13)

     (f) Delaware VIP Trust (16)

     (g) DWS Investments VIT Funds (10)

     (h) DWS Variable Series II (10)

     (i) Fidelity Variable Insurance Products (16)

     (j) Franklin Templeton Variable Insurance Products Trust (13)

     (k) Goldman Sachs Variable Insurance Trust (10)

     (l) Janus Aspen Series (8)

     (m) Lincoln Variable Insurance Products Trust (10)

     (n) M Fund, Inc. (10)

     (o) MFS Variable Insurance Trust (16)

     (p) Neuberger Berman Advisers Management Trust (10)

     (q) PIMCO Variable Insurance Trust (13)

     (r) T. Rowe Price Equity Series, Inc. (17)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York6)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(4)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(14)
--------------
(1) Incorporated by reference to Initial Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-77496) filed on April 2,
2007.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File 333-84684) filed on April 7, 2004.

(5) Incorporated by reference to Post-Effective Amendment No. 48 on Form N-4 (File No. 033-26032) filed on September 21, 2012.

(6) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(7) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(8) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

(9) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-107461) filed on July 30, 2003.

(10) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

(11) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.

(12) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125794) filed on June 14, 2005.

(13) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(14) Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

(15) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-141769) filed on April 2, 2009.

(16) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-4 (File No. 333-155333) filed on April 3, 2012.

(17) (a) T. Rowe Price International Series, Inc and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment
No. 1 (File No. 333-10805) filed on September 30, 1996. (Fund Participation Agreement)

  (b) T. Rowe Price International Series, Inc, and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective
  Amendment No. 11 (File No. 333-10805) filed on April 16, 2003. (Amendment)

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Ellen G. Cooper**                  Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass**                  President and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen**                    Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (5)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -------------------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President, Chief Compliance Officer and Senior Counsel
Joel Schwartz*              Senior Vice President and Director
Thomas O'Neill*             Senior Vice President, Chief Operating Officer and Director
Elizabeth F. Conover***     Assistant Vice President and Interim Chief Financial Officer
Nancy A. Smith*             Secretary

   * Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

*** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account S for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 11 to the Registration Statement (File No.: 333-141769; 811-09257; CIK: 0001081039) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina, on the 2nd day of April, 2013. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                          LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          (REGISTRANT)



                                  /s/ Michael L. Parker
                          By ----------------------------------
                             Michael L. Parker
                             Vice President
                             The Lincoln National Life Insurance Company




                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                          (DEPOSITOR)

                                  /s/ Michael L. Parker
                          By ----------------------------------
                             Michael L. Parker
                             Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 11 to the Registration Statement (File No.:
333-141769; 811-09257; CIK: 0001081039) has been signed below on April 2, 2013, by the following persons, as officers and directors of the Depositor, in the capacities indicated:


SIGNATURE                                  TITLE
---------                                  -----
/s/ Dennis R. Glass *
------------------------------             President
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------             Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                        Director

/s/ Ellen G. Cooper *
------------------------------             Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                            Director

/s/ Randal J. Freitag *
------------------------------             Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III *
------------------------------             Director
George W. Henderson, III

/s/ Mark E. Konen *
------------------------------             Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *
------------------------------             Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
------------------------------             Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
------------------------------             Director
Patrick S. Pittard



         /s/ John L. Reizian
*By:  ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration Statement




                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774, 333-141778;
333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

VARIABLE ANNUITIES SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 333-181616; 333-186895; 811-09763

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------                     Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                                Director

/s/ Ellen G. Cooper
------------------------------                     Executive Vice President, Chief Investment Officer  and Director
Ellen G. Cooper

/s/ Randal J. Freitag
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George w. Henderson, III
------------------------------                     Director
George W. Henderson, III

/s/ Mark E, Konen
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/M. Leanne Lachman
------------------------------                     Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
------------------------------                     Director
Louis G. Marcoccia

/s/ Patrick S. Pittard
------------------------------                     Director
Patrick S. Pittard


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C.Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
------------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber

Version: March 2013